UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2015

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for those series, as appropriate.

Advantage Funds, Inc.

      -Dreyfus Global Dynamic Bond Fund

      -Dreyfus Global Real Return Fund

      -Dreyfus Total Emerging Markets Fund

      -Dynamic Total Return Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

-

Dreyfus Global Dynamic Bond Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

Dreyfus Global Dynamic Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Paul Brain, Howard Cunningham, and Jonathan Day, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of -0.15%, Class C shares returned -0.94%, Class I shares returned 0.07%, and Class Y shares returned 0.09%.1 In comparison, the fund’s benchmark, the Citi 1 Month US Treasury Bill Index, produced a total return of 0.01% for the same period.2

Global bonds encountered heightened volatility stemming from shifting economic sentiment. A bias toward higher quality bonds during the reporting period’s first half helped the fund’s Class I and Class Y shares modestly outperform the benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets. We employ a dynamic, benchmark unconstrained approach in allocating the fund’s assets globally, among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments, and currencies. We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables, investment themes, relative valuations of debt securities and cash, long-term trends in currency movements, and company fundamentals.

Strong U.S. Dollar Undermined Local Bond Market Results

Global bond prices generally climbed early in the reporting period amid expectations of more accommodative policies from major central banks and the disinflationary effects of the collapse in energy prices. European markets rallied after the European Central Bank announced a larger-than-expected quantitative easing program in January 2015, while Japanese securities benefited from the Bank of Japan’s ongoing bond buying program. China reduced short-term interest rates and relaxed certain market regulations. Although the United States had ended its quantitative easing program, a surge in foreign demand for higher yielding U.S. Treasury securities sent yields lower.

The bond market rally was interrupted in the spring, when yields moved higher after U.S. economic growth accelerated and investors anticipated higher short-term U.S. interest rates. Market volatility soon returned when debt relief negotiations with Greece became contentious, but bonds later resumed their rally in anticipation of additional easing measures from European monetary authorities. Meanwhile, in China, slowing economic growth sparked a sharp decline in global commodity and energy prices, and Chinese authorities

3

DISCUSSION OF FUND PERFORMANCE (continued)

removed the renminbi’s US dollar-peg in August, putting further pressure on emerging market debt securities and currencies.

In spite of heightened volatility, most developed sovereign bond markets produced positive absolute returns in local currency terms for the reporting period overall. These gains were erased for U.S. investors, however, when the U.S. dollar appreciated strongly against most currencies.

Fund Strategies Produced Mixed Results

The fund’s mildly positive relative performance was driven by a bias towards higher quality government bonds and investment-grade corporate securities early in the reporting period. Overweighted exposure to European interest rate risk proved particularly beneficial, as yield differences narrowed along the German bund’s maturity spectrum and Spanish and Portuguese government bonds rallied. However, the same strategy hurt relative results in the spring, when sovereign bond yields rose. In response, we reduced the fund’s average duration, which helped to limit but not prevent further losses. The fund’s exposure to high-grade corporate debt was a further drag on returns. During the summer, reduced exposure to riskier assets, such as emerging markets debt and high yield bonds, proved timely amid investors’ growing nervousness. Nonetheless, even a relatively small position hurt returns when credit spreads widened.

Our currency strategy proved advantageous over the reporting period’s first half due to a long U.S. dollar/short euro position, but a spring rally in the euro offset previous gains. Hedging the New Zealand dollar and the South Korean won against the U.S. dollar bolstered the fund’s performance later in the reporting period.

A Defensive Investment Posture

We expect the ongoing rebalancing of China’s economy to limit global growth for the foreseeable future, and the prospect of U.S. monetary tightening also suggests a cautious approach. In particular, we expect investment-grade and high yield corporate debt securities to be vulnerable to increased issuance and higher default rates, while some emerging-markets securities could receive credit-rating downgrades.

We have continued to find attractive opportunities in higher quality areas of the global bond market. Short-term U.S. Treasury securities appear to be attractively valued, and diversification into inflation-linked Treasuries seems prudent in light of currently low inflation expectations and stabilizing energy prices. In Europe, high unemployment, elevated debt levels, and an accommodative central bank should support interest-rate risk. In currency markets, U.S. employment growth and potential rate hikes should support the U.S. dollar, while further balance sheet expansion from the ECB may weigh on the euro.

November 16, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

4

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2 SOURCE: Lipper Inc. – Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Citi 1-Month US Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Dynamic Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi 1-Month US Treasury Bill Index

† Source: Lipper Inc.
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Citi 1-Month U.S. Treasury Bill Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	-4.66%	1.90%
without sales charge	3/25/11	-0.15%	2.92%
Class C shares
with applicable redemption charge †	3/25/11	-1.90%	2.14%
without redemption	3/25/11	-0.94%	2.14%
Class I shares	3/25/11	0.07%	3.15%
Class Y shares	7/1/13	0.09%	3.06%††
Citi 1- Month US Treasury Bill Index	3/31/11	0.01%	0.03%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.65	$8.44	$3.45	$3.60
Ending value (after expenses)	$984.30	$980.60	$984.70	$985.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.74	$8.59	$3.52	$3.67
Ending value (after expenses)	$1,020.52	$1,016.69	$1,021.73	$1,021.58

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class A, 1.69% for Class C and .69% for Class I and .72% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2015

Bonds and Notes - 89.9%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Consumer Discretionary - 3.4%
Bertelsmann SE & Co., Sub. Notes	EUR	3.50	4/23/75	100,000	[b]	101,663
Daimler Finance North America, Gtd. Notes		1.88	1/11/18	150,000		149,680
Enterprise Inns, First Mortgage Bonds	GBP	6.50	12/6/18	33,000		53,925
Motability Operations Group, Gtd. Notes	GBP	5.25	9/28/16	55,000		87,768
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/23	100,000		113,446
Norcell Sweden Holding 3, Sr. Scd. Notes	SEK	5.25	11/4/19	1,000,000		122,314
Unitymedia Hessen, Sr. Scd. Bonds	EUR	6.25	1/15/29	100,000		122,611
					751,407
Consumer Staples - .6%
Altria Group, Gtd. Notes		9.95	11/10/38	50,000		81,677
China Culiangwang Beverages Holdings, Sr. Scd. Bonds, Ser. A	CNY	7.00	4/12/16	80,000		10,004
China Culiangwang Beverages Holdings, Sr. Scd. Bonds, Ser. B	CNY	10.00	4/12/16	8,370		1,132
PepsiCo, Sr. Unscd. Notes		0.57	7/17/17	38,000	[b]	38,006
					130,819
Energy - 2.8%
BP Capital Markets, Gtd. Notes	GBP	4.33	12/10/18	100,000		165,670
Kinder Morgan, Gtd. Notes	EUR	2.25	3/16/27	100,000		89,651
Petrobras International Finance, Gtd. Notes		7.88	3/15/19	77,000		73,150
Shell International Finance, Gtd. Notes		1.13	8/21/17	125,000		125,176
Shell International Finance, Gtd. Notes		0.81	5/11/20	137,000	[b]	135,638
Statoil, Gtd. Notes		1.80	11/23/16	35,000		35,332
					624,617
Financials - 25.2%
Abbey National Treasury Services, Covered Notes	GBP	0.88	1/20/17	100,000	[b]	154,294
Allied Irish Banks, Sr. Unscd. Notes	EUR	2.75	4/16/19	100,000		115,215
Aquarius & Investments, Jr. Sub. Notes		8.25	9/29/49	200,000	[b]	218,359
Arsenal Securities, Sr. Scd. Bonds, Ser. A1	GBP	5.14	9/1/29	35,436		60,472
Banca Monte dei Paschi di Siena, Govt. Gtd. Bonds	EUR	3.50	3/20/17	200,000		228,743
Barclays Bank, Sub. Notes	EUR	6.00	1/23/18	90,000		110,239

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Financials - 25.2% (continued)
BUPA Finance, Gtd. Notes	GBP	7.50	7/4/16	100,000		160,150
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/21	100,000		159,207
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/20	250,000		249,166
Commonwealth Bank of Australia, Sr. Unscd. Notes	GBP	3.88	12/14/15	50,000		77,354
Coventry Building Society, Covered Bonds	GBP	0.89	3/17/20	100,000	[b]	153,842
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/20	100,000		117,647
Credit Suisse, Sub. Bonds	EUR	5.75	9/18/25	110,000	[b]	134,135
Danske Bank, Sub. Notes	GBP	5.38	9/29/21	90,000	[b]	145,891
Deutsche Annington Finance, Gtd. Notes	EUR	1.50	3/31/25	84,000		87,074
Dexia Credit Local, Govt. Gtd. Notes		2.25	1/30/19	250,000		254,005
Eksportfinans, Sr. Unscd. Notes		5.50	5/25/16	55,000		56,134
General Electric Capital, Gtd. Bonds		5.63	9/15/17	100,000		107,966
General Electric Capital, Gtd. Bonds	GBP	6.44	11/15/22	24,573		42,105
HSBC Bank, Sub. Notes	GBP	5.38	11/4/30	95,000	[b]	156,258
Hutchison Ports Finance, Gtd. Bonds	GBP	6.75	12/7/15	50,000		77,288
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	AUD	2.68	1/27/16	80,000	[b]	57,106
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	NZD	4.00	1/30/20	250,000		173,776
LBG Capital No.2, Gtd. Bonds	GBP	15.00	12/21/19	100,000		216,127
Lloyds Bank, Govt. Gtd. Notes	GBP	1.50	5/2/17	100,000		155,531
Lloyds Bank, Sub. Notes	AUD	13.00	12/19/21	65,000	[b]	50,613
Metropolitan Life Global Funding I, Scd. Bonds		0.52	7/14/16	150,000	[b]	150,066
Nationwide Building Society, Covered Bonds	GBP	0.78	7/17/17	100,000	[b]	154,131
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	3/11/49	100,000	[b]	155,796
Nederlandse Financierings, Sr. Unscd. Notes		0.46	10/21/19	125,000	[b]	124,767
New Red Finance, Scd. Notes		6.00	4/1/22	32,000	[c]	33,560
Prudential, Sr. Unscd. Notes	GBP	1.38	1/19/18	100,000		152,806
Royal Bank of Canada, Covered Bonds		1.13	7/22/16	125,000		125,269
Royal Bank of Canada, Covered Bonds		1.13	7/22/16	135,000		135,291

10

Bonds and Notes - 89.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)[a]		Value ($)
Financials - 25.2% (continued)
RSA Insurance Group, Gtd. Notes	GBP	9.38	5/20/39	50,000	[b]	89,843
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/37	119,672		128,705
Silverstone Master Issuer, Mortgage Backed Notes, Ser. A3	GBP	5.06	1/21/55	100,000	[b]	159,877
SLM Student Loan Trust, Ser. 2003-10, Asset-Backed Notes	GBP	1.14	12/15/39	100,000	[b]	128,839
Tesco Property Finance 3, Mortgage Backed Bonds	GBP	5.74	4/13/40	49,169		68,746
UBS, Sub. Notes	EUR	4.75	2/12/26	135,000	[b]	159,306
Westpac Securities, Covered Notes	EUR	0.50	9/29/20	155,000		170,572
Yorkshire Building Society, Sub. Notes	GBP	4.13	11/20/24	100,000	[b]	154,851
					5,611,122
Foreign/Governmental - 29.2%
Asian Development Bank, Sr. Unscd. Notes		0.33	7/10/19	165,000	[b]	164,884
Brazilian Government, Bills	BRL	0.00	1/1/18	1,000,000	[d]	189,193
Canadian Government, Bonds	CAD	1.00	11/1/15	255,000		195,018
Costa Rican Government, Sr. Unscd. Bonds		4.25	1/26/23	200,000		181,000
Dutch Government, Bonds		1.00	2/24/17	150,000		150,672
Ecuadorian Government, Notes		9.38	12/15/15	130,000		128,375
EUROFIMA, Sr. Unscd. Notes		5.25	4/7/16	130,000		132,709
European Bank for Reconstruction & Development, Sr. Unscd. Notes	NOK	4.00	5/11/17	230,000		28,296
European Investment Bank, Sr. Unscd. Notes	GBP	0.65	1/5/16	120,000	[b]	185,030
FADE, Asset-Backed Bonds	EUR	0.85	9/17/19	300,000		332,722
Finnish Government, Sr. Unscd. Notes	GBP	0.62	2/25/16	100,000	[b]	154,187
French Development Agency, Unscd. Bonds		1.13	10/3/16	120,000		120,530
Indonesian Government, Sr. Unscd. Notes	EUR	2.88	7/8/21	160,000		175,280
International Bank for Reconstruction & Development, Sr. Unscd. Notes		0.50	4/15/16	135,000		135,143
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	4.63	2/26/19	350,000		248,481
Ivory Coast Government, Sr. Unscd. Bonds		5.75	12/31/32	100,000	[b]	89,375
KFW, Govt. Gtd. Bonds		1.13	8/6/18	188,000		187,620

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 89.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Foreign/Governmental - 29.2% (continued)
KFW, Govt. Gtd. Notes	NOK	3.38	8/18/17	300,000		36,883
KFW, Govt. Gtd. Notes	NZD	3.75	6/14/18	100,000		69,021
Kommunalbanken, Sr. Unscd. Bonds		0.50	3/29/16	132,000		132,027
Mexican Government, Bonds, Ser. M	MXN	4.75	6/14/18	6,470,000		395,221
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	100,000		112,027
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	80,000		95,696
Municipality Finance, Govt. Gtd. Notes		2.38	5/16/16	130,000		131,323
New South Wales Treasury, Govt. Gtd. Notes	AUD	5.00	8/20/24	430,000		358,619
New Zealand Government, Sr. Unscd. Bonds	NZD	3.50	4/14/33	260,000		173,229
Nordic Investment Bank, Sr. Unscd. Notes	NZD	4.13	3/16/17	150,000		103,166
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	150,000		164,370
Province of British Columbia Canada, Sr. Unscd. Notes	EUR	0.88	10/8/25	128,000		139,982
Swedish Export Credit, Sub. Notes		2.88	11/14/23	200,000	[b,c]	200,266
Transport for London, Sr. Unscd. Notes	GBP	2.13	4/24/25	100,000		149,938
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/26	530,000		465,934
Turks & Caicos Islands, Govt. Gtd. Notes		3.20	2/22/16	130,000		131,002
United Kingdom Gilt, Bonds, Ser. 3MO	GBP	1.25	11/22/17	320,000	[e]	697,668
United Kingdom Gilt, Unscd. Bonds, Ser. 3MO	CNY	2.70	10/21/17	1,000,000		155,529
					6,510,416
Health Care - .9%
Roche Holdings, Gtd. Notes		0.42	9/29/17	200,000	[b]	199,626
Industrials - .7%
AA Bond Co., Sr. Scd. Notes	GBP	4.25	7/31/43	100,000		159,562
Materials - .3%
Aggregate Industries Holdings, Gtd. Notes	GBP	7.25	5/31/16	50,000		79,398
Telecommunication Services - 2.0%
Altice, Gtd. Bonds	EUR	6.25	2/15/25	100,000		98,006
British Telecommunications, Sr. Unscd. Notes	GBP	8.50	12/7/16	90,000	[b]	148,991
Numericable-SFR, Sr. Scd. Bonds	EUR	5.63	5/15/24	100,000		112,949

12

Bonds and Notes - 89.9% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)[a]	Value ($)
Telecommunication Services - 2.0% (continued)
Sprint Communications, Sr. Unscd. Debs.		9.25	4/15/22	80,000	82,800
					442,746
U.S. Government Securities - 21.4%
U.S. Treasury Bonds		2.88	5/15/43	345,000	341,254
U.S. Treasury Inflation Indexed Bonds		2.13	2/15/41	266,634	[f] 321,960
U.S. Treasury Notes		0.88	2/28/17	2,725,000	2,736,993
U.S. Treasury Notes		2.00	2/15/25	1,385,000	1,369,193
					4,769,400
Utilities - 3.4%
Centrica, Sr. Unscd. Notes	GBP	5.50	10/24/16	100,000	160,008
E.ON International Finance, Gtd. Notes	GBP	6.00	10/30/19	50,000	86,778
NET4GAS, Sr. Unscd. Notes	EUR	2.50	7/28/21	100,000	114,366
Severn Trent Utilities Finance, Gtd. Notes	GBP	6.00	1/22/18	75,000	126,023
Southern Gas Networks, Sr. Unscd. Notes	GBP	5.13	11/2/18	100,000	168,607
SPP Infrastructure Financing, Gtd. Bonds	EUR	2.63	2/12/25	100,000	101,216
					756,998
Total Bonds and Notes (cost $20,583,127)				20,036,111
Common Stocks - .9%				Shares	Value ($)
Exchange-Traded Funds - .9%
SPDR Barclays Emerging Markets Local Bond ETF (cost $212,550)				7,981	[g] 203,037
Short-Term Investment - 5.6%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)

U.S. Treasury Bills (cost $1,249,998)		0.02	11/5/15	1,250,000	1,249,999

Other Investment - 3.5%				Shares	Value ($)
Registered Investment Company
Dreyfus Institutional Preferred Plus Money Market Fund (cost $766,142)				766,142	[h] 766,142
Total Investments (cost $22,811,817)				99.9%	22,255,289
Cash and Receivables (Net)				.1%	23,277
Net Assets				100.0%	22,278,566

ETF—Exchange-Traded Fund

a  Principal amount stated in U.S. dollars unless otherwise noted.

AUD—Australian Dollar

BRL—Brazilian Real

13

STATEMENT OF INVESTMENTS (continued)

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

b Variable rate security--interest rate subject to periodic change.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $233,826, or 1.05% of net assets.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
g Non-income producing security.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	39.3
Foreign/Governmental	29.2
U.S. Government Securities	21.4
Short-Term/Money Market Investments	9.1
Exchange-Traded Funds	.9
99.9

†Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	22,045,675	21,489,147
Affiliated issuers	766,142	766,142
Cash		39,999
Cash denominated in foreign currency	7,201	7,173
Receivable for investment securities sold		224,612
Interest receivable		205,015
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		170,263
Receivable for shares of Common Stock subscribed		12,000
Prepaid expenses		12,344
		22,926,695
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		3,705
Payable for investment securities purchased		534,078
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		63,861
Accrued expenses		46,485
		648,129
Net Assets ($)		22,278,566
Composition of Net Assets ($):
Paid-in capital		22,773,220
Accumulated undistributed investment income—net		119,039
Accumulated net realized gain (loss) on investments		(162,756)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(450,937)
Net Assets ($)		22,278,566

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,407,389	788,014	5,472,374	14,610,789
Shares Outstanding	116,021	65,388	450,658	1,203,416
Net Asset Value Per Share ($)	12.13	12.05	12.14	12.14

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	356,207
Dividends:
Unaffiliated issuers	2,242
Affiliated issuers	976
Total Income	359,425
Expenses:
Management fee—Note 3(a)	72,327
Registration fees	55,730
Professional fees	52,585
Shareholder servicing costs—Note 3(c)	9,797
Prospectus and shareholders’ reports	9,395
Custodian fees—Note 3(c)	8,948
Distribution fees—Note 3(b)	7,268
Directors’ fees and expenses—Note 3(d)	1,015
Loan commitment fees—Note 2	201
Miscellaneous	49,567
Total Expenses	266,833
Less—reduction in expenses due to undertaking—Note 3(a)	(141,046)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	125,785
Investment Income—Net	233,640
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(419,272)
Net realized gain (loss) on options transactions	6,710
Net realized gain (loss) on financial futures	(62,756)
Net realized gain (loss) on forward foreign currency exchange contracts	924,294
Net Realized Gain (Loss)	448,976
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(454,689)
Net unrealized appreciation (depreciation) on financial futures	5,934
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(263,416)
Net Unrealized Appreciation (Depreciation)	(712,171)
Net Realized and Unrealized Gain (Loss) on Investments	(263,195)
Net (Decrease) in Net Assets Resulting from Operations	(29,555)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014

Operations ($):
Investment income—net	233,640	262,359
Net realized gain (loss) on investments	448,976	(256,453)
Net unrealized appreciation (depreciation) on investments	(712,171)	255,236
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,555)	261,142
Dividends to Shareholders from ($):
Investment income—net:
Class A	(57,838)	(22,686)
Class C	(33,290)	(6,988)
Class I	(404,897)	(131,396)
Class Y	(59,526)	(14)
Net realized gain on investments:
Class A	(7,353)	-
Class C	(5,245)	-
Class I	(51,344)	-
Class Y	(5)	-
Total Dividends	(619,498)	(161,084)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	680,797	603,437
Class C	198,369	330,638
Class I	858,080	865,497
Class Y	15,890,580	-
Dividends reinvested:
Class A	44,528	16,500
Class C	20,845	3,308
Class I	245,543	60,630
Class Y	52,705	-
Cost of shares redeemed:
Class A	(716,498)	(1,075,751)
Class C	(436,299)	(109,028)
Class I	(5,521,093)	(108,533)
Class Y	(1,200,173)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	10,117,384	586,698
Total Increase (Decrease) in Net Assets	9,468,331	686,756
Net Assets ($):
Beginning of Period	12,810,235	12,123,479
End of Period	22,278,566	12,810,235
Undistributed investment income—net	119,039	58,522

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	55,214	47,880
Shares issued for dividends reinvested	3,601	1,317
Shares redeemed	(58,237)	(85,661)
Net Increase (Decrease) in Shares Outstanding	578	(36,464)
Class C
Shares sold	16,068	26,380
Shares issued for dividends reinvested	1,694	265
Shares redeemed	(35,692)	(8,618)
Net Increase (Decrease) in Shares Outstanding	(17,930)	18,027
Class I
Shares sold	69,171	68,085
Shares issued for dividends reinvested	19,841	4,833
Shares redeemed	(447,883)	(8,637)
Net Increase (Decrease) in Shares Outstanding	(358,871)	64,281
Class Y
Shares sold	1,297,727	-
Shares issued for dividends reinvested	4,327	-
Shares redeemed	(98,718)	-
Net Increase (Decrease) in Shares Outstanding	1,203,336	-

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	12.70	12.59	13.03	12.58	12.50
Investment Operations:
Investment income—net[b]	.16	.26	.32	.41	.15
Net realized and unrealized gain (loss) on investments	(.18)	(.00)[c]	(.04)	.64	(.04)
Total from Investment Operations	(.02)	.26	.28	1.05	.11
Distributions:
Dividends from investment income—net	(.49)	(.15)	(.51)	(.59)	(.03)
Dividends from net realized gain on investments	(.06)	—	(.21)	(.01)	—
Total Distributions	(.55)	(.15)	(.72)	(.60)	(.03)
Net asset value, end of period	12.13	12.70	12.59	13.03	12.58
Total Return (%)[d]	(.15)	2.08	2.12	8.74	.89[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	2.22	2.31	2.67	4.26[f]
Ratio of net expenses to average net assets	.95	1.02	1.10	1.10	1.10[f]
Ratio of net investment income to average net assets	1.29	2.04	2.49	3.21	2.04[f]
Portfolio Turnover Rate	134.49	157.23	138.46	132.40	127.38[e]
Net Assets, end of period ($ x 1,000)	1,407	1,466	1,912	1,132	536

a     From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	12.62	12.54	12.98	12.54	12.50
Investment Operations:
Investment income—net[b]	.07	.17	.23	.31	.10
Net realized and unrealized gain (loss) on investments	(.19)	(.00)[c]	(.06)	.65	(.05)
Total from Investment Operations	(.12)	.17	.17	.96	.05
Distributions:
Dividends from investment income—net	(.39)	(.09)	(.40)	(.51)	(.01)
Dividends from net realized gain on investments	(.06)	—	(.21)	(.01)	—
Total Distributions	(.45)	(.09)	(.61)	(.52)	(.01)
Net asset value, end of period	12.05	12.62	12.54	12.98	12.54
Total Return (%)[d]	(.94)	1.30	1.41	7.94	.38[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.74	2.95	3.03	3.32	4.98[f]
Ratio of net expenses to average net assets	1.70	1.76	1.85	1.85	1.85[f]
Ratio of net investment income to average net assets	.54	1.31	1.83	2.46	1.30[f]
Portfolio Turnover Rate	134.49	157.23	138.46	132.40	127.38[e]
Net Assets, end of period ($ x 1,000)	788	1,051	819	587	542

a     From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

20

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	12.71	12.60	13.04	12.59	12.50
Investment Operations:
Investment income—net[b]	.19	.29	.36	.44	.18
Net realized and unrealized gain (loss) on investments	(.18)	(.00)[c]	(.06)	.64	(.05)
Total from Investment Operations	.01	.29	.30	1.08	.13
Distributions:
Dividends from investment income—net	(.52)	(.18)	(.53)	(.62)	(.04)
Dividends from net realized gain on investments	(.06)	—	(.21)	(.01)	—
Total Distributions	(.58)	(.18)	(.74)	(.63)	(.04)
Net asset value, end of period	12.14	12.71	12.60	13.04	12.59
Total Return (%)	.07	2.30	2.33	8.98	1.03[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.88	1.96	2.31	3.80[e]
Ratio of net expenses to average net assets	.70	.77	.85	.85	.85[e]
Ratio of net investment income to average net assets	1.54	2.29	2.86	3.45	2.33[e]
Portfolio Turnover Rate	134.49	157.23	138.46	132.40	127.38[d]
Net Assets, end of period ($ x 1,000)	5,472	10,292	9,391	9,476	8,386

a     From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Year Ended October 31,
Class Y Shares	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.71	12.60	12.50
Investment Operations:
Investment income—net[b]	.19	.29	.10
Net realized and unrealized gain (loss) on investments	(.18)	(.00)[c]	.11
Total from Investment Operations	.01	.29	.21
Distributions:
Dividends from investment income—net	(.52)	(.18)	(.11)
Dividends from net realized gain on investments	(.06)	—	—
Total Distributions	(.58)	(.18)	(.11)
Net asset value, end of period	12.14	12.71	12.60
Total Return (%)	.09	2.34	1.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.88	2.09	[e]
Ratio of net expenses to average net assets	.70	.75	.85	[e]
Ratio of net investment income to average net assets	1.54	2.30	2.36	[e]
Portfolio Turnover Rate	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	14,611	1	1

a     From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

23

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign

24

currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close

25

NOTES TO FINANCIAL STATEMENTS (continued)

of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	8,756,295	-	8,756,295
Exchange-Traded Funds	203,037	-	-	203,037
Foreign Government	-	6,510,416	-	6,510,416
Mutual Funds	766,142	-	-	766,142
U.S. Treasury	-	6,019,399	-	6,019,399

26

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	170,263	-	170,263
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	63,861	-	63,861

†      See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

27

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	795,374	21,867,885	21,897,117	766,142	3.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 30, 2015, the Board declared a cash dividend of $.046, $.030, $.051 and $.051 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 2, 2015 (ex-dividend date), to shareholders of record as of the close of business on October 30, 2015.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

28

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $190,046, undistributed capital gains $27,032, accumulated other losses $10,951 and unrealized depreciation $700,781.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $575,242 and $161,084, and long-term capital gains $44,256 and $0, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $382,428 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage

29

NOTES TO FINANCIAL STATEMENTS (continued)

commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $141,046 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .22% of the value of the fund’s average daily net assets.

During the period ended October 31, 2015, the Distributor retained $167 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $7,268 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $3,583 and $2,423, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $1,706 for transfer agency services and $41 for cash management services. These fees are included in Shareholder servicing costs in the

30

Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $8,948 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $8,714, Distribution Plan fees $500, Shareholder Services Plan fees $461, custodian fees $4,503, Chief Compliance Officer fees $882 and transfer agency fees $278, which are offset against an expense reimbursement currently in effect in the amount of $11,633.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions during the period ended October 31, 2015, amounted to $29,564,732 and $19,389,841, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as

31

NOTES TO FINANCIAL STATEMENTS (continued)

a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At October 31, 2015, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

32

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2015, there were no written options outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign CurrencyAmounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
JP Morgan Chase Bank
Danish Krone,
Expiring
11/13/2015	2,046,708	300,220	301,869	1,649
Japanese Yen,
Expiring
11/13/2015	55,216,000	466,210	457,634	(8,576)
New Zealand Dollar,
Expiring
11/13/2015	161,000	103,922	108,909	4,987
Polish Zloty,
Expiring
11/13/2015	372,000	98,678	96,221	(2,457)
Singapore Dollar,
Expiring
11/13/2015	1,281	906	914	8
Swedish Krona,
Expiring
11/13/2015	861,000	99,285	100,806	1,521
UBS
Danish Krone,
Expiring
11/13/2015	939,000	141,402	138,493	(2,909)
Sales:
Barclays Bank
Australian Dollar,
Expiring
11/13/2015	563,409	413,661	401,480	12,181
British Pound,
Expiring
11/13/2015	2,760,503	4,304,412	4,255,213	49,199
Euro,
Expiring
11/13/2015	209,934	234,716	230,893	3,823
Mexican New Peso,
Expiring
11/13/2015	6,644,970	401,561	401,855	(294)
New Zealand Dollar,
Expiring
11/13/2015	960,348	622,855	649,631	(26,776)

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Barclays Bank (continued)
Swedish Krona,
Expiring
11/13/2015	1,955,417	224,919	228,942	(4,023)
JP Morgan Chase Bank
Australian Dollar,
Expiring
11/13/2015	316,000	230,552	225,179	5,373
British Pound,
Expiring
11/2/2015	117,921	181,831	181,785	46
11/13/2015	114,134	175,476	175,933	(457)
Euro,
Expiring
11/13/2015	927,474	1,042,019	1,020,068	21,951
New Zealand Dollar,
Expiring
11/13/2015	339,427	228,613	229,607	(994)
Polish Zloty,
Expiring
11/13/2015	370,566	96,343	95,850	493
Royal Bank of Scotland
Australian Dollar,
Expiring
11/2/2015	538	384	384	0
11/13/2015	698,719	512,344	497,902	14,442
British Pound,
Expiring
11/13/2015	452,594	696,382	697,658	(1,276)
Canadian Dollar,
Expiring
11/13/2015	256,106	194,057	195,841	(1,784)
Euro,
Expiring
11/13/2015	1,152,552	1,296,395	1,267,616	28,779
New Zealand Dollar,
Expiring
11/13/2015	345,000	230,930	233,376	(2,446)
Norwegian Krone,
Expiring
11/13/2015	586,000	71,621	68,951	2,670

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS
Australian Dollar,
Expiring
11/13/2015	49,616	36,237	35,356	881
Brazilian Real,
Expiring
11/13/2015	740,000	205,841	190,970	14,871
British Pound,
Expiring
11/13/2015	136,344	213,207	210,169	3,038
Chinese Yuan Renminbi,
Expiring
11/13/2015	1,068,000	161,823	168,921	(7,098)
Euro,
Expiring
11/13/2015	158,006	178,132	173,781	4,351
South Korean Won,
Expiring
11/13/2015	526,777,000	457,073	461,844	(4,771)
Gross Unrealized Appreciation				170,263
Gross Unrealized Depreciation				(63,861)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Foreign exchange risk [1]	170,263	Foreign exchange risk [1]	(63,861)
Gross fair value of derivatives contracts	170,263		(63,861)

Statement of Assets and Liabilities location:

1 Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

36

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[2]	Options Transactions[3]	Forward Contracts[4]	Total
Interest rate	(62,756)	-	-	(62,756)
Foreign exchange	-	6,710	924,294	931,004
Total	(62,756)	6,710	924,294	868,248

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk		Financial Futures[5]	Forward Contracts[6]	Total
Interest rate		5,934	-	5,934
Foreign exchange		-	(263,416)	(263,416)
Total		5,934	(263,416)	(257,482)

Statement of Operations location:

2 Net realized gain (loss) on financial futures.
3 Net realized gain (loss) on options transactions.
4 Net realized gain (loss) on forward foreign currency exchange contracts.
5 Net unrealized appreciation (depreciation) on financial futures.
6 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	170,263	(63,861)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	170,263	(63,861)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	170,263	(63,861)

37

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	65,203		(31,093)	-	34,110
JP Morgan Chase Bank	36,028		(12,484)	-	23,544
Royal Bank of Scotland	45,891		(5,506)	-	40,385
UBS	23,141		(14,778)	-	8,363
Total	170,263		(63,861)	-	106,402

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(31,093)		31,093	-	-
JP Morgan Chase Bank	(12,484)		12,484	-	-
Royal Bank of Scotland	(5,506)		5,506	-	-
UBS	(14,778)		14,778	-	-
Total	(63,861)		63,861	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Interest rate financial futures	1,461,426
Foreign currency options contracts	1,663
Forward contracts	10,079,376

At October 31, 2015, the cost of investments for federal income tax purposes was $22,955,313; accordingly, accumulated net unrealized depreciation on investments was $700,024, consisting of $43,982 gross unrealized appreciation and $744,006 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.0194 per share as a short-term capital gain distribution and $.0436 per share as a long-term capital gain distribution paid on December 30, 2014.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

43

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

44

NOTES

45

For More Information

Dreyfus Global Dynamic Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital Management
Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6298AR1015

Dreyfus Global Real Return Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Suzanne Hutchins (Lead) and James Harries, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 1.22%, Class C shares returned 0.49%, Class I shares returned 1.49%, and Class Y shares returned 1.57%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and the fund’s benchmark, the Citi 1-Month U.S. Treasury Bill Index, produced total returns of 0.18% and 0.01%, respectively, for the same period.2,3

Global stocks encountered heightened volatility over the reporting period stemming from shifting economic sentiment. The fund’s return-seeking core, comprised mainly of equities, helped it outperform its benchmarks.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce positive absolute or real returns exhibiting less volatility than major equity markets over a complete market cycle, typically a period of five years. The fund is not managed relative to an index, but rather seeks to provide returns that are largely independent of market moves.

The fund invests in a core of return-seeking assets, including global equities, convertible bonds, and global high yield corporate bonds to meet its total return objective. To complement this core and to provide capital protection as well as to reduce volatility, the fund is invested in other asset types where we find value, including commodity related investments, currencies, select government bonds, and index-linked securities and derivatives. The fund must invest at least 10% of the value of its total assets in equity securities and at least 10% of the value of its total assets in fixed income securities.

To allocate the fund’s assets, we combine a top-down approach emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research. In choosing investments, we consider economic trends as emphasized by our global investment themes, security valuation, and company fundamentals. Within markets and sectors, we seek attractively priced companies possessing sustainable competitive advantages, and we may invest in such companies anywhere across their capital structure and where we find the best risk reward. Identifying the right security characteristics for the prevailing investment environment is key to our approach, which currently emphasizes income generation.

Monetary Interventions Drove Global Markets

Monetary interventions helped push global stock prices higher at the start of the reporting period when the Bank of Japan intensified its bond-buying program, China cut interest rates, and the European Central Bank announced a larger-than-expected quantitative easing program. These developments supported stock prices in developed markets, but falling energy prices along with the collapse of other industrial metals hurt stocks in oil-exporting emerging markets.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Global equities advanced into April, but they lost value in May when evidence of China’s economic slowdown gathered pace. In June, equities faltered during contentious negotiations over Greece’s debt crisis. Later, dismal macroeconomic data from the emerging markets and expectations of a possible interest rate rise by the US Federal Reserve in September, sparked dramatic declines in equities globally.

The reporting period ended with rebounds in developed and emerging markets, largely due to reassuring policy statements from various central banks. As a result, global stocks in developed markets posted mildly positive absolute returns for the reporting period overall.

Return-Seeking Core Assets Produced Strong Results

The fund’s return-seeking core contributed positively to the absolute results, as the high-conviction stocks held generally fared better than broader global market averages. The fund achieved particularly strong performance from tobacco manufacturers, such as Reynolds American, and media holdings, including Wolters Kluwer and RELX. Food retailer Sysco also performed strongly, as did technology holdings Accenture and Microsoft.

The derivative protection employed by the fund—implemented through futures and options contracts held against relevant developed-market equity indices— was a cost overall since equity markets rose over the one-year period. However, during the steep drawdown of risk assets between May and August, this derivative protection contributed significant value as it mitigated the negative impact on the fund stemming from the sizable drawdown in equities over this period. As a result, the fund’s drawdown over this period was significantly less than that registered by the broader marker. The protection successfully dampened the volatility of the strategy over the full year. Elsewhere within the fund’s insulating layer, government bonds detracted value as bond yields rose and prices fell. In contrast, our decision to hedge most of the fund’s foreign currency exposure, carried by the non-U.S. holdings in the portfolio, back into the U.S. Dollar (USD), the base currency of the fund, proved generally beneficial as the USD strengthened against most major international currencies over the reporting periods.

A Defensive Investment Posture

We have continued to adopt a more cautious investment posture that reflects our outlook. The return seeking core has been reduced over the period through the sale of global equities and redeployed into cash and other liquid investments, including short dated US Treasuries. This positioning reflects our view that the fundamentals of the real economy are weak, that policy measures have become less effective, and valuations of many financial assets extended. The opportunity set with which we are presented today is not a static one. Zero interest rates (ZIRP) and QE (Quantitative Easing) has created all sorts of distortions in financial markets. With rich valuations and wide profit margins, there is greater downside risk in our view from risk assets at these price levels. The absolute return objective of the fund ensures a discipline where patience is required. We will deploy capital back into the return seeking assets when valuation opportunities arise. The fragile state of the economy and the experimental policy measures taken to promote real economic activity will, in our view, cause further volatility and create those opportunities.

We are active in identifying opportunities and risks as they arise, and we are tactical in our hedging strategies. We have continued to emphasize a return-seeking core that produces a

4

stable return stream characterized by global diversification, balance-sheet strength, and low leverage. We employ risk-offsetting positions that are intended to dampen volatility and aid the preservation of capital. Our mantra: “be careful and be highly selective; understand what you own, and most importantly why you own it,” remains of great relevance during volatile times such as these.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2016, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Bloomberg – London Interbank Offered Rate (LIBOR). The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short-term interest rates, and is an international rate. The London Interbank Offered Rate is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated, and an average of the remaining eight is calculated to arrive at the fix. Eurodollar Libor is calculated on an ACT/360 day count basis, and settlement is for two days hence.

3 SOURCE: Lipper, Inc. – Citi 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Real Return Fund Class A shares, Class C shares, Class I shares, and Class Y shares with the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index and the Citi 1-Month US Treasury Bill Index

†      Source: Bloomberg L.P.
†† Source: Lipper Inc.
††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citi 1-Month US Treasury Bill Index and the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Citi 1-Month US Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of 30 days. LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate. LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA). The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15

	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	-4.59%	1.96%	3.15%
without sales charge	5/12/10	1.22%	3.17%	4.27%
Class C shares
with applicable redemption charge †	5/12/10	-0.48%	2.40%	3.50%
without redemption	5/12/10	0.49%	2.40%	3.50%
Class I shares	5/12/10	1.49%	3.45%	4.56%
Class Y shares	7/1/13	1.57%	3.38%	4.46%††
U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index	4/30/10	0.18%	0.21%	0.21%†††
Citi 1-Month US Treasury Bill Index	4/30/10	0.01%	0.04%	0.05%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†      The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.70	$ 9.48	$ 4.30	$ 4.10
Ending value (after expenses)	$982.50	$979.40	$983.90	$984.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.80	$ 9.65	$ 4.38	$ 4.18
Ending value (after expenses)	$1,019.46	$1,015.63	$1,020.87	$1,021.07

†  Expenses are equal to the fund's annualized expense ratio of 1.14% for Class A, 1.90% for Class C, .86% for Class I and .82% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2015

Bonds and Notes—24.7%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Australia—5.4%
Australian Government, Sr. Unscd. Bonds	AUD	3.75	4/21/37	13,829,000		10,619,879
Australian Government, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/33	14,417,000		12,222,297
New South Wales Treasury, Govt. Gtd. Notes, Ser. CIB1	AUD	2.75	11/20/25	3,837,700	[b]	4,008,440
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/26	4,490,000		3,947,251
						30,797,867
Brazil—.3%
Petrobras Global Finance, Gtd. Notes		6.75	1/27/41	1,320,000		937,992
Petrobras Global Finance, Gtd. Notes		7.88	3/15/19	1,124,000		1,067,800
						2,005,792
France—.4%
Altice, Gtd. Bonds	EUR	6.25	2/15/25	1,364,000		1,336,806
Altice, Gtd. Bonds	EUR	7.25	5/15/22	340,000		364,067
Numericable-SFR, Sr. Scd. Bonds	EUR	5.63	5/15/24	552,000		623,478
						2,324,351
New Zealand—2.0%
New Zealand Government, Sr. Unscd. Bonds	NZD	2.00	9/20/25	3,194,000	[c]	2,231,241
New Zealand Government, Sr. Unscd. Bonds, Ser. 0427	NZD	4.50	4/15/27	6,753,000		5,092,251
New Zealand Government, Sr. Unscd. Bonds, Ser. 521	NZD	6.00	5/15/21	5,687,000		4,475,019
						11,798,511
United Kingdom—2.8%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/24	151,000	[d]	428,179
Arqiva Broadcast Finance, Sr. Scd. Notes	GBP	9.50	3/31/20	1,003,000		1,688,824
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/25	287,000	[d]	838,728
Centrica, Jr. Sub. Bonds	GBP	5.25	4/10/75	948,000	[e]	1,442,131
CPUK Finance, Scd. Notes	GBP	7.00	2/28/42	212,000		332,823

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United Kingdom—2.8% (continued)
Dwr Cymru Financing, Asset Backed Notes	GBP	1.86	3/31/48	150,000	[d]	376,481
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/38	268,000	[d]	534,375
National Grid Electricity Transmission, Insured Bonds	GBP	2.98	7/8/18	222,000	[d]	541,947
National Grid Gas, Gtd. Bonds	GBP	4.19	12/14/22	745,000	[d]	2,248,161
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/27	865,000	[d]	2,161,434
Scotland Gas Network, Insured Notes, Ser. A2S	GBP	2.13	10/21/22	300,000	[d]	689,448
Tesco Property Finance 3, Mortgage-Backed Bonds	GBP	5.74	4/13/40	1,584,225		2,215,003
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/25	245,000	[d]	601,930
TESCO, Sr. Unscd. Notes	GBP	4.00	9/8/16	578,000	[d]	1,399,806
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/22	496,000		811,014
						16,310,284
United States—13.8%
Sprint, Gtd. Notes		7.13	6/15/24	1,584,000		1,394,910
Sprint, Gtd. Notes		7.88	9/15/23	1,064,000		986,860
Sprint Capital, Gtd. Notes		8.75	3/15/32	2,347,000		2,118,167
Sprint Communications, Sr. Unscd. Debs.		9.25	4/15/22	404,000		418,140
U.S. Treasury Bonds		3.00	5/15/45	25,604,100		25,913,321
U.S. Treasury Notes		0.88	10/15/17	28,258,600		28,328,144
U.S. Treasury Notes		1.50	8/31/18	20,431,900		20,714,167
						79,873,709
Total Bonds and Notes (cost $147,662,133)						143,110,514

Common Stocks—47.9%	Shares		Value ($)
Australia—1.3%
Dexus Property Group	836,844		4,618,864
Newcrest Mining	314,068	[f]	2,756,967
			7,375,831

10

Common Stocks (continued)	Shares		Value ($)
Canada—3.1%
Agnico-Eagle Mines	40,383		1,141,447
Alacer Gold	334,562	[f]	649,882
Alamos Gold, Cl. A	111,945		430,624
Barrick Gold	270,651		2,081,306
Centerra Gold	137,584		774,410
Detour Gold	97,211	[f]	1,080,948
Eldorado Gold	354,974		1,240,617
IAMGOLD	601,089	[f]	1,084,866
Kinross Gold	420,387	[f]	845,532
New Gold	547,241	[f]	1,355,966
OceanaGold	413,785		791,115
Primero Mining	391,290	[f]	900,721
Silver Wheaton	339,231		4,610,076
Yamana Gold	394,811		863,536
			17,851,046
Denmark—.3%
TDC	349,185		1,830,269
France—2.3%
Sanofi	40,195		4,059,811
Vivendi	373,578		9,002,795
			13,062,606
Germany—3.1%
Bayer	66,090		8,819,219
Brenntag	74,629		4,509,516
SAP	25,799		2,039,227
Telefonica Deutschland Holding	384,523		2,476,156
			17,844,118
Hong Kong—.3%
AIA Group	263,200		1,548,515
Israel—.5%
Bank Hapoalim	247,871		1,290,878
Teva Pharmaceutical Industries, ADR	24,958		1,477,264
			2,768,142
Japan—2.9%
Japan Tobacco	277,300		9,676,890
Skylark	206,000		2,695,566

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan—2.9% (continued)
SoftBank Group	47,300	2,664,275
TOPCON	116,600	1,700,638
		16,737,369
Mexico—.1%
Fresnillo	82,054	923,405
Netherlands—3.0%
RELX	358,388	6,128,278
Wolters Kluwer	328,232	11,115,160
		17,243,438
New Zealand—.7%
Spark New Zealand	1,727,747	3,931,005
South Africa—.1%
Gold Fields	318,217	845,268
Sweden—.5%
TeliaSonera	534,947	2,738,116
Switzerland—3.4%
Novartis	102,919	9,355,326
Roche Holding	38,996	10,584,882
		19,940,208
United Kingdom—8.7%
BAE Systems	546,269	3,707,872
British American Tobacco	78,909	4,694,908
Centrica	2,292,923	7,992,074
GlaxoSmithKline	362,103	7,842,923
National Grid	520,795	7,424,789
Randgold Resources	11,020	742,051
Royal Dutch Shell, Cl. B	107,104	2,806,882
United Utilities Group	574,637	8,756,686
Vodafone Group	1,221,647	4,034,930
Wolseley	39,929	2,349,525
		50,352,640
United States—17.6%
Abbott Laboratories	130,569	5,849,491
Accenture, Cl. A	85,402	9,155,094
CA	151,432	4,196,181
CMS Energy	328,258	11,840,266
Dollar General	41,666	2,823,705
Dun & Bradstreet	25,514	2,905,279
Eversource Energy	183,644	9,354,825

12

Common Stocks (continued)	Shares		Value ($)
United States—17.6% (continued)
Express Scripts Holding	36,244	[f]	3,130,757
Merck & Co.	157,393		8,603,101
Microsoft	234,767		12,358,135
PowerShares DB Gold Fund	362,445	[f,g]	13,555,443
Procter & Gamble	43,295		3,306,872
Reynolds American	142,748		6,897,583
Sysco	129,573		5,344,886
Trimble Navigation	104,993	[f]	2,388,591
			101,710,209
Total Common Stocks (cost $267,367,443)			276,702,185

Options Purchased—.0%	Face Amount Covered by Contracts ($)	Value ($)
Call Options
Japanese Yen, November 2015 @ $86 (cost $124,056)	332,500	1,663

Short-Term Investments—21.9%	Principal Amount ($)	Value ($)
U.S. Treasury Bills:
0.00%, 11/5/15	19,166,300	19,166,281
0.05%, 1/7/16	53,101,400	53,095,081
0.00%, 2/11/16	54,167,200	54,156,204
Total Short-Term Investments (cost $126,409,466)		126,417,566

Other Investments—4.0%	Shares		Value ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Plus Money Market Fund	15,598,919	[h]	15,598,919
Franklin Convertible Securities Fund	411,547		7,407,851
Total Other Investments (cost $23,290,477)			23,006,770

Total Investments (cost $564,853,575)	98.5%	569,238,698
Cash and Receivables (Net)	1.5%	8,601,173
Net Assets	100.0%	577,839,871

13

STATEMENT OF INVESTMENTS (continued)

ADR—American Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
    AUD—Australian Dollar
    EUR—Euro
   GBP—British Pound
  NZD—New Zealand Dollar
 b Principal amount for accrual purposes is periodically adjusted based on changes in the Australian Consumer Price Index.
c Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.
d Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
e Variable rate security—interest rate subject to periodic change.
f Non-income producing security.
g Investment in non-controlled affiliate (cost $15,924,717).
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Short-Term/Money Market Investments	24.6	Technology	3.5
U.S. Government Securities	13.0	Telecommunications	3.1
Health Care	8.8	Industrial	3.0
Utilities	7.9	Exchange-Traded Funds	2.3
Foreign/Governmental	7.3	Financial	1.3
Consumer Services	6.9	Mutual Funds: Domestic	1.3
Basic Materials	6.3	Oil & Gas	.5
Corporate Bonds	4.4
Consumer Goods	4.3		98.5

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) at 10/31/2015 ($)

Financial Futures Short
Standard & Poor's 500	201	(104,203,425)	December 2015	(5,797,046)
Gross Unrealized Depreciation				(5,797,046)

See notes to financial statements.

15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	549,254,656	553,639,779
Affiliated issuers	15,598,919	15,598,919
Cash		2,525,788
Cash denominated in foreign currency	8	8
Cash collateral—Note 4		4,591,235
Receivable for investment securities sold		2,451,058
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,879,649
Dividends and interest receivable		1,701,997
Receivable for shares of Common Stock subscribed		1,275,263
Receivable for futures variation margin—Note 4		467,325
Prepaid expenses		24,615
		584,155,636
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		454,636
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,184,327
Payable for investment securities purchased		2,444,144
Payable for shares of Common Stock redeemed		143,998
Accrued expenses		88,660
		6,315,765
Net Assets ($)		577,839,871
Composition of Net Assets ($):
Paid-in capital		578,329,476
Accumulated undistributed investment income—net		24,541,256
Accumulated net realized gain (loss) on investments		(22,302,398)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($5,797,046) net unrealized (depreciation) on financial futures]		(2,728,463)
Net Assets ($)		577,839,871

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	49,671,882	16,469,685	104,056,595	407,641,709
Shares Outstanding	3,399,229	1,154,902	7,086,636	27,752,737
Net Asset Value Per Share ($)	14.61	14.26	14.68	14.69

See notes to financial statements.

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	2,995,774
Cash dividends (net of $622,979 foreign taxes withheld at source):
Unaffiliated issuers	8,148,654
Affiliated issuers	20,357
Total Income	11,164,785
Expenses:
Management fee—Note 3(a)	3,670,027
Shareholder servicing costs—Note 3(c)	275,493
Custodian fees—Note 3(c)	134,135
Distribution fees—Note 3(b)	110,850
Registration fees	81,946
Professional fees	79,114
Directors’ fees and expenses—Note 3(d)	34,548
Prospectus and shareholders’ reports	18,684
Loan commitment fees—Note 2	5,365
Interest expense—Note 2	904
Miscellaneous	38,841
Total Expenses	4,449,907
Less—reduction in expenses due to undertaking—Note 3(a)	(1,107)
Less—reduction in fees due to earnings credits—Note 3(c)	(7)
Net Expenses	4,448,793
Investment Income—Net	6,715,992
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(19,642,572)
Net realized gain (loss) on options transactions	(3,262,185)
Net realized gain (loss) on financial futures	3,081,416
Net realized gain (loss) on forward foreign currency exchange contracts	27,563,002
Capital gain distributions on unaffiliated issuers	217,938
Net Realized Gain (Loss)	7,957,599
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,152,914
Net unrealized appreciation (depreciation) on options transactions	98,258
Net unrealized appreciation (depreciation) on financial futures	(5,797,046)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(7,245,302)
Net Unrealized Appreciation (Depreciation)	(10,791,176)
Net Realized and Unrealized Gain (Loss) on Investments	(2,833,577)
Net Increase in Net Assets Resulting from Operations	3,882,415

See notes to financial statements.

17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	6,715,992	5,221,810
Net realized gain (loss) on investments	7,957,599	1,644,873
Net unrealized appreciation (depreciation) on investments	(10,791,176)	1,847,948
Net Increase (Decrease) in Net Assets Resulting from Operations	3,882,415	8,714,631
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,671,161)	(121,182)
Class C	(519,065)	-
Class I	(3,560,081)	(250,455)
Class Y	(12,071,963)	(181,622)
Net realized gain on investments:
Class A	-	(455,851)
Class C	-	(66,852)
Class I	-	(523,246)
Class Y	-	(372,562)
Total Dividends	(18,822,270)	(1,971,770)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	22,416,838	52,917,841
Class C	6,252,076	7,063,501
Class I	52,781,238	82,120,906
Class Y	210,309,244	201,117,509
Dividends reinvested:
Class A	2,671,161	577,032
Class C	519,065	66,852
Class I	3,424,219	727,254
Class Y	8,084,258	554,102
Cost of shares redeemed:
Class A	(29,553,397)	(34,477,038)
Class C	(1,749,030)	(1,026,537)
Class I	(24,372,003)	(70,870,468)
Class Y	(44,162,813)	(2,367,909)
Increase (Decrease) in Net Assets from Capital Stock Transactions	206,620,856	236,403,045
Total Increase (Decrease) in Net Assets	191,681,001	243,145,906
Net Assets ($):
Beginning of Period	386,158,870	143,012,964
End of Period	577,839,871	386,158,870
Undistributed investment income—net	24,541,256	11,278,091

18

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	1,516,866	3,588,397
Shares issued for dividends reinvested	183,207	39,508
Shares redeemed	(2,039,778)	(2,294,510)
Net Increase (Decrease) in Shares Outstanding	(339,705)	1,333,395
Class C
Shares sold	430,720	483,947
Shares issued for dividends reinvested	36,247	4,644
Shares redeemed	(121,038)	(70,342)
Net Increase (Decrease) in Shares Outstanding	345,929	418,249
Class Ia
Shares sold	3,595,479	5,468,042
Shares issued for dividends reinvested	234,215	49,665
Shares redeemed	(1,646,567)	(4,699,040)
Net Increase (Decrease) in Shares Outstanding	2,183,127	818,667
Class Ya
Shares sold	14,191,557	13,346,556
Shares issued for dividends reinvested	552,959	37,846
Shares redeemed	(3,013,167)	(157,203)
Net Increase (Decrease) in Shares Outstanding	11,731,349	13,227,199

[a] During the period ended October 31, 2014, 2,719,090 Class I shares representing $41,338,745 were exchanged for 2,719,090 Class Y shares.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.11	14.75	14.07	13.51	13.44
Investment Operations:
Investment income—net[a]	.17	.36	.21	.17	.20
Net realized and unrealized gain (loss) on investments	.01[c]	.17	.54	.53	(.13)
Total from Investment Operations	.18	.53	.75	.70	.07
Distributions:
Dividends from investment income—net	(.68)	(.04)	(.07)	(.07)	-
Dividends from net realized gain on investments	-	(.13)	-	(.07)	-
Total Distributions	(.68)	(.17)	(.07)	(.14)	-
Net asset value, end of period	14.61	15.11	14.75	14.07	13.51
Total Return (%)[b]	1.22	3.63	5.42	5.16	.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.20	1.49	1.72	3.53
Ratio of net expenses to average net assets	1.15	1.15	1.47	1.50	1.50
Ratio of net investment income to average net assets	1.16	2.38	1.48	1.26	1.46
Portfolio Turnover Rate	68.92	47.01	44.96	53.24	42.97
Net Assets, end of period ($ x 1,000)	49,672	56,501	35,478	17,088	5,117

a      Based on average shares outstanding.
b Exclusive of sales charge.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
See notes to financial statements.

20

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.79	14.51	13.89	13.37	13.39
Investment Operations:
Investment income—net[a]	.06	.21	.08	.06	.10
Net realized and unrealized gain (loss) on investments	.02[c]	.20	.55	.53	(.12)
Total from Investment Operations	.08	.41	.63	.59	(.02)
Distributions:
Dividends from investment income—net	(.61)	-	(.01)	-	-
Dividends from net realized gain on investments	-	(.13)	-	(.07)	-
Total Distributions	(.61)	(.13)	(.01)	(.07)	-
Net asset value, end of period	14.26	14.79	14.51	13.89	13.37
Total Return (%)[b]	.49	2.87	4.58	4.39	(.22)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.96	2.21	2.56	4.37
Ratio of net expenses to average net assets	1.90	1.90	2.18	2.25	2.25
Ratio of net investment income to average net assets	.39	1.41	.58	.51	.75
Portfolio Turnover Rate	68.92	47.01	44.96	53.24	42.97
Net Assets, end of period ($ x 1,000)	16,470	11,969	5,671	944	1,190

a      Based on average shares outstanding.
b Exclusive of sales charge.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.18	14.81	14.10	13.56	13.46
Investment Operations:
Investment income—net[a]	.21	.38	.26	.21	.18
Net realized and unrealized gain (loss) on investments	.01[b]	.19	.54	.53	(.08)
Total from Investment Operations	.22	.57	.80	.74	.10
Distributions:
Dividends from investment income—net	(.72)	(.07)	(.09)	(.13)	-
Dividends from net realized gain on investments	-	(.13)	-	(.07)	-
Total Distributions	(.72)	(.20)	(.09)	(.20)	-
Net asset value, end of period	14.68	15.18	14.81	14.10	13.56
Total Return (%)	1.49	3.89	5.79	5.45	.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.90	1.11	1.35	2.33
Ratio of net expenses to average net assets	.86	.90	1.11	1.25	1.25
Ratio of net investment income to average net assets	1.40	2.51	1.84	1.55	1.46
Portfolio Turnover Rate	68.92	47.01	44.96	53.24	42.97
Net Assets, end of period ($ x 1,000)	104,057	74,438	60,482	52,410	21,044

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
See notes to financial statements.

22

	Year Ended October 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.18	14.81	14.16
Investment Operations:
Investment income—net[b]	.22	.26	.05
Net realized and unrealized gain (loss) on investments	.02[c]	.31	.60
Total from Investment Operations	.24	.57	.65
Distributions:
Dividends from investment income—net	(.73)	(.07)	-
Dividends from net realized gain on investments	-	(.13)	-
Total Distributions	(.73)	(.20)	-
Net asset value, end of period	14.69	15.18	14.81
Total Return (%)	1.57	3.89	4.59[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.88	1.09[e]
Ratio of net expenses to average net assets	.83	.88	1.09[e]
Ratio of net investment income to average net assets	1.45	1.77	1.10[e]
Portfolio Turnover Rate	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	407,642	243,251	41,381

a      From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b     Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d   Not annualized.
e   Annualized.
See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund's sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

24

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by

25

NOTES TO FINANCIAL STATEMENTS (continued)

the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

26

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	25,558,504	-	25,558,504
Equity Securities – Domestic Common Stocks†	88,154,765	-	-	88,154,765
Equity Securities – Foreign Common Stocks†	174,991,977	-	-	174,991,977
Exchange – Traded Funds	13,555,443	-	-	13,555,443
Foreign Government	-	42,596,378	-	42,596,378
Mutual Funds	23,006,770	-	-	23,006,770
U.S. Treasury	-	201,373,198	-	201,373,198

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,879,649	-	1,879,649
Options Purchased	1,663	-	-	1,663
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(5,797,046)	-	-	(5,797,046)
Forward Foreign Currency Exchange Contracts††	-	(3,184,327)	-	(3,184,327)

†          See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, $171,197,678 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

28

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	24,933,000	403,557,849	412,891,930	15,598,919	2.7

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2015 were as follows:

Affiliated Company	Value 10/31/2014 ($)	Purchases($)	Sales ($)	Net Realized Gain (Loss) ($)
Power Shares DB Gold Fund	8,846,835	5,374,962	-	-

Affiliated Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/2015 ($)	Net Assets (%)	Dividends/ Distributions ($)
Power Shares DB Gold Fund	(666,354)	13,555,443	2.3	-

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to

29

NOTES TO FINANCIAL STATEMENTS (continued)

distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,289,388, accumulated capital losses $23,975,271 and unrealized appreciation $196,278.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. If not applied, the fund has $9,084,400 of short-term capital losses and $14,890,871 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $18,822,270 and $1,609,916, and long-term capital gains $0 and $361,854, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, limited partnerships and short-term capital gain distributions received from regulated investment company holdings, the fund increased accumulated undistributed investment income-net by $25,369,443 and decreased accumulated net realized gain (loss) on

30

investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015, was approximately $80,000 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Management Fee, Sub-Investment Advisory and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $1,107 during the period ended October 31, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2015, the Distributor retained $8,884 from commissions earned on sales of the fund’s Class A shares and $285 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

31

NOTES TO FINANCIAL STATEMENTS (continued)

period ended October 31, 2015, Class C shares were charged $110,850 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $155,536 and $36,950, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $3,704 for transfer agency services and $117 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $134,135 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $359,844, Distribution Plan fees $10,427, Shareholder Services Plan fees $14,339, custodian fees $68,533, Chief Compliance Officer fees $882 and

32

transfer agency fees $771, which are offset against an expense reimbursement currently in effect in the amount of $160.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts, during the period ended October 31, 2015, amounted to $386,062,651 and $270,546,106, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures

33

NOTES TO FINANCIAL STATEMENTS (continued)

against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

34

The following summarizes the fund’s call/put options written during the period ended October 31, 2015:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain(Loss) ($)
Contracts outstanding
October 31, 2014	612	352,276
Contracts written	4,914	3,546,738
Contracts terminated:
Contracts closed	4,188	3,038,163	3,891,796	(853,633)
Contracts expired	1,338	860,851	-	860,851
Total contracts
terminated	5,526	3,899,014	3,891,796	7,218
Contracts outstanding
October 31, 2015	-	-

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Norwegian Krone,
Expiring
11/13/2015	65,878,778	7,938,922	7,751,586	(187,336)
Swedish Krona,
Expiring
11/13/2015	7,231,472	829,741	846,667	16,926
Swiss Franc,
Expiring
12/14/2015	8,293,675	8,542,659	8,403,807	(138,852)
JP Morgan Chase Bank
Australian Dollar,
Expiring
12/14/2015	862,909	608,478	613,917	5,439
British Pound,
Expiring
1/15/2016	2,615,928	4,000,777	4,031,613	30,836
Canadian Dollar,
Expiring
11/13/2015	416,615	316,924	318,580	1,656
Royal Bank of Scotland
Canadian Dollar,
Expiring
11/2/2015	18,782	14,213	14,364	151
11/3/2015	11,516	8,767	8,807	40
Euro,
Expiring
1/15/2016	1,160,677	1,322,324	1,278,256	(44,068)
South African Rand,
Expiring
11/2/2015	256,904	18,857	18,564	(293)
UBS
Australian Dollar,
Expiring
12/14/2015	706,192	493,798	502,421	8,623
Euro,
Expiring
11/2/2015	69,789	76,496	76,743	247
New Zealand Dollar,
Expiring
11/13/2015	404,865	259,054	273,872	14,818

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
UBS (continued)
Swedish Krona,
Expiring
11/13/2015	8,563,136	1,024,234	1,002,578	(21,656)
Sales:
Barclays Bank
Australian Dollar,
Expiring
12/14/2015	64,960,103	45,160,725	46,215,899	(1,055,174)
Euro,
Expiring
1/15/2016	63,669,608	71,694,111	70,119,510	1,574,601
Swedish Krona,
Expiring
11/13/2015	42,867,612	4,930,596	5,018,975	(88,379)
JP Morgan Chase Bank
Australian Dollar,
Expiring
12/14/2015	2,918,110	2,080,883	2,076,091	4,792
British Pound,
Expiring
11/2/2015	513,432	788,015	791,502	(3,487)
Canadian Dollar,
Expiring
11/13/2015	20,820,692	15,790,870	15,921,310	(130,440)
Euro,
Expiring
1/15/2016	345,555	391,853	380,560	11,293
New Zealand Dollar,
Expiring
11/13/2015	23,914,694	15,531,373	16,177,179	(645,806)
South African Rand,
Expiring
1/15/2016	8,580,605	627,292	611,354	15,938
Royal Bank of Scotland
Australian Dollar,
Expiring
12/14/2015	1,085,640	765,813	772,379	(6,566)
British Pound,
Expiring
1/15/2016	509,121	787,605	784,647	2,958

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Royal Bank of Scotland (continued)
Euro,
Expiring
1/15/2016	294,464	325,761	324,294	1,467
Hong Kong Dollar,
Expiring
1/15/2016	10,600,314	1,367,791	1,368,013	(222)
Israeli Shekel,
Expiring
11/13/2015	6,100,660	1,602,777	1,576,818	25,959
Norwegian Krone,
Expiring
11/13/2015	4,235,856	505,716	498,409	7,307
UBS
Australian Dollar,
Expiring
12/14/2015	1,550,987	1,137,170	1,103,451	33,719
British Pound,
Expiring
1/15/2016	66,730,011	102,034,334	102,842,876	(808,542)
Canadian Dollar,
Expiring
11/13/2015	1,600,513	1,220,710	1,223,891	(3,181)
Euro,
Expiring
1/15/2016	984,357	1,089,118	1,084,075	5,043
New Zealand Dollar,
Expiring
11/13/2015	1,154,242	730,466	780,791	(50,325)
Norwegian Krone,
Expiring
11/13/2015	12,282,031	1,510,477	1,445,157	65,320
Swiss Franc,
Expiring
12/14/2015	1,830,140	1,906,958	1,854,442	52,516
Gross Unrealized Appreciation				1,879,649
Gross Unrealized Depreciation				(3,184,327)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

38

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Equity risk	-	Equity risk [1]	(5,797,046)
Foreign exchange risk[2,3]	1,881,312	Foreign exchange risk[2]	(3,184,327)
Gross fair value of derivatives contracts	1,881,312		(8,981,373)

Statement of Assets and Liabilities location:

1     Includes cumulative (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2 Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
3 Options purchased are included in Investments in securities–Unaffiliated issuers, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[4]	Options Transactions[5]	Forward Contracts[6]	Total
Equity	3,081,416	(3,092,479)	-	(11,063)
Foreign exchange	-	(169,706)	27,563,002	27,393,296
Total	3,081,416	(3,262,185)	27,563,002	27,382,233

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[7]	Options Transactions[8]	Forward Contracts[9]	Total
Equity	(5,797,046)	138,343	-	(5,658,703)
Foreign exchange	-	(40,085)	(7,245,302)	(7,285,387)
Total	(5,797,046)	98,258	(7,245,302)	(12,944,090)

Statement of Operations location:

4      Net realized gain (loss) on financial futures.
5 Net realized gain (loss) on options transactions.
6 Net realized gain (loss) on forward foreign currency exchange contracts.
7 Net unrealized appreciation (depreciation) on financial futures.
8 Net unrealized appreciation (depreciation) on options transactions.
9 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such

39

NOTES TO FINANCIAL STATEMENTS (continued)

investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	-	(5,797,046)
Options	1,663	-
Forward contracts	1,879,649	(3,184,327)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,881,312	(8,981,373)
Derivatives not subject to
Master Agreements	(1,663)	5,797,046
Total gross amount of assets
and liabilities subject to
Master Agreements	1,879,649	(3,184,327)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	1,591,527		(1,469,741)	-	121,786
JP Morgan Chase Bank	69,954		(69,954)	-	-
Royal Bank of Scotland	37,882		(37,882)	-	-
UBS	180,286		(180,286)	-	-
Total	1,879,649		(1,757,863)	-	121,786

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(1,469,741)		1,469,741	-	-
JP Morgan Chase Bank	(779,733)		69,954	-	(709,779)
Royal Bank of Scotland	(51,149)		37,882	-	(13,267)
UBS	(883,704)		180,286	-	(703,418)
Total	(3,184,327)		1,757,863	-	(1,426,464)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

40

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Equity financial futures	56,665,006
Equity options contracts	1,212,390
Foreign currency options contracts	128
Forward contracts	270,640,204

At October 31, 2015, the cost of investments for federal income tax purposes was $569,026,996; accordingly, accumulated net unrealized appreciation on investments was $211,702, consisting of $26,998,433 gross unrealized appreciation and $26,786,731 gross unrealized depreciation.

41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

42

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2015:

- the total amount of taxes paid to foreign countries was $579,344.

- the total amount of income sourced from foreign countries was $9,733,495.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.

For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,866,523 represents the maximum amount that may be considered qualified dividend income.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

44

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

46

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

47

NOTES

48

NOTES

49

For More Information

Dreyfus Global Real Return Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

Newton Capital
Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation

200 Park Avenue

New York, NY 10166

Ticker Symbols: Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6278AR1015

Dreyfus Total Emerging Markets Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Total Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Sean P. Fitzgibbon and Alexander Kozhemiakin, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of -13.76%, Class C shares returned -14.36%, Class I shares returned -13.54%, and Class Y shares returned -13.53%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, returned -14.53% for the same period. 2

A number of global macroeconomic challenges drove emerging market equities significantly lower, while emerging market bonds experienced much milder declines. Overweighted exposure to bonds enabled the fund to modestly outperform the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its assets in equities, bonds, and currencies issued by, or economically tied to, emerging markets. We base asset and country allocation decisions on our global macro-economic view and top-down country-specific outlooks, along with our bottom-up valuation assessments of individual securities. Equity, bond, and currency investments all rely on in-depth fundamental analysis, supported by proprietary quantitative models. By constructing a portfolio that is liquid and diversified from an asset class and country perspective, we seek to reduce volatility and country concentration risk.

Challenging Macroeconomic Conditions Undermined Markets

Several ongoing macroeconomic developments led to a volatile environment for many emerging markets. Slowing demand for industrial materials from the decelerating Chinese economy and falling global petroleum prices pressured many of the world’s commodity exporting nations, such as Russia and Brazil. In China itself, monetary easing supported the stock market until late summer 2015, when continued economic weakness and a currency devaluation drove stocks sharply lower. India’s economy proved somewhat insulated from the slowdown in Chinese growth, but the rate of domestic growth disappointed some investors who expected more from the business-friendly government of incoming Prime Minister Narendra Modi. As a result, Indian equities also dipped during the second half of the reporting period. Emerging market stock values were further undermined in U.S. dollar terms by declines in most local currencies. Markets more heavily leveraged to defensive sectors, such as the Philippines, and those more closely tied to the growing U.S. economy, such as Mexico, tended to perform better during the second half of the reporting period.

Emerging market bonds proved vulnerable to the same pressures as equities, exacerbated by uncertainties surrounding the Federal Reserve Board’s stance on future monetary policy. Nevertheless, bond markets experienced much less volatility than stocks due to intrinsic characteristics of the fixed income asset class, including limited durations and flexible yields.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Mixed Results from Security Selections

While we are never satisfied with double-digit negative absolute returns, we nonetheless are pleased that the fund’s overweighted exposure to fixed income instruments helped cushion the full impact of equity declines. Also beneficial was our decision to generally avoid investing in bonds of oil exporting and commodity dependent countries. Good stock selections in several markets further enhanced returns relative to the benchmark. Results benefited from overweighted exposure to the Mexican stock market and from strong individual holdings, such as airport operator Grupo Aeroportuario del Pacífico. Overweighted exposure to comparatively stable Philippine equities further bolstered relative returns, as did individual holdings such as money center bank Metropolitan Bank & Trust and food manufacturer Universal Robina. In China, rail company CRRC advanced in the wake of a merger, while the stock of Beijing Capital International Airport climbed due to a government-financed expansion and increasing air traffic. The fund further augmented relative returns by underweighting some notably weak areas of the market, including sectors such as energy and countries such as Malaysia.

On a more negative note, the fund’s relative and total performance suffered due to weak stock selection in a few countries. In India, profit taking undermined returns from holdings such as car maker Tata Motors. In Turkey, state-owned bank Turkiye Halk Bankasi was hurt by domestic economic weakness. In South Korea, overweighted exposure to several financial institutions detracted from relative and total performance, as did underweighted exposure to technology giant Samsung Electronics.

Taking Advantage of Attractive Stock Valuations

We see significant opportunity for recovery in emerging markets as economic conditions improve in the developed world. Accordingly, we have trimmed the fund’s bond exposure, instead seeking rising equity valuations in areas offering strong potential earnings growth and in countries making effective structural changes to their economies. As of the end of the reporting period, the fund has continued to hold overweighted exposure to China, and has increased its exposure in Mexico and Indonesia. In contrast, we have decreased exposure to Brazil and India. Among market sectors, we have shifted some assets from the consumer discretionary sector to the consumer staples sector in order to strike a greater balance between the fund’s defensive and cyclical exposures.

November 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bond securities are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

4

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower for Class A, Class C, and Class Y

2 SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Total Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares with the Morgan Stanley Capital International Emerging Markets Index

† Source: Lipper Inc.
 †† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”). All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Index includes net dividends reinvested. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	-18.71%	-4.30%
without sales charge	3/25/11	-13.76%	-3.06%
Class C shares
with applicable redemption charge†	3/25/11	-15.21%	-3.78%
without redemption	3/25/11	-14.36%	-3.78%
Class I shares	3/25/11	-13.54%	-2.82%
Class Y shares	7/1/13	-13.53%	-2.88%††
Morgan Stanley Capital International Emerging Markets Index	3/31/11	-14.53%	-4.36%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†      The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
††† For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.61	$ 11.16	$ 6.42	$ 6.19
Ending value (after expenses)	$886.90	$883.90	$887.80	$887.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 8.13	$ 11.93	$ 6.87	$6.61
Ending value (after expenses)	$1,017.14	$1,013.36	$1,018.40	$1,018.65

†  Expenses are equal to the fund's annualized expense ratio of 1.60% for Class A, 2.35% for Class C, 1.35% for Class I and 1.30% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2015

Bonds and Notes—21.7%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Angola—.3%
Angolan Government, Sr. Unscd Notes		7.00	8/16/19	250,000		244,687
Argentina—1.1%
Argentine Government, Sr. Unscd. Bonds	ARS	3.00	12/15/35	350,000	[b]	34,983
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	135,000	[b,c]	63,099
Provincia de Buenos Aires, Sr. Unscd Notes		9.95	6/9/21	645,000	[d]	665,962
						764,044
Brazil—2.5%
Brazil Minas, Govt. Gtd. Notes	BRL	5.33	2/15/28	1,350,000		1,105,312
Brazilian Government, Unscd. Bonds	BRL	6.00	5/15/23	700,000		468,963
Petrobras Global Finance, Gtd. Notes		3.25	3/17/17	235,000		224,542
						1,798,817
Chile—.9%
AES Gener, Unscd. Notes		5.00	7/14/25	200,000	[d]	201,996
Tanner Servicios Financieros, Sr. Unscd. Notes		4.38	3/13/18	395,000		401,320
						603,316
Colombia—1.4%
Colombian Government, Sr. Unscd. Bonds		5.63	2/26/44	435,000		423,038
Emgesa, Sr. Unscd. Notes	COP	8.75	1/25/21	237,000,000		83,240
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	7.63	9/10/24	230,000,000	[d]	71,652
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	8.38	2/1/21	684,000,000		236,579
Findeter, Sr. Unscd. Notes	COP	7.88	8/12/24	450,000,000	[d]	142,440
						956,949
Dominican Republic—1.6%
Dominican Republic Government, Sr. Unscd Bonds	5.88		4/18/24	1,050,000		1,113,000

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Ghana—1.2%
Ghanaian Government, Sr. Unscd. Notes		8.50	10/4/17	825,000		834,339
Hungary—1.3%
Magyar Export-Import Bank, Govt. Gtd. Bonds		4.00	1/30/20	880,000		897,776
Ivory Coast—1.3%
Ivory Coast Government, Sr. Unscd. Notes		5.38	7/23/24	995,000		894,629
Jamaica—.6%
Digicel Group, Sr. Unscd. Notes		7.13	4/1/22	495,000		410,850
Kazakhstan—3.0%
KazAgro National Management Holding, Sr. Unscd. Notes		4.63	5/24/23	510,000		417,282
Kazakhstan Government, Sr. Unscd Notes		3.88	10/14/24	980,000		919,244
Kazakhstan Temir Zholy Finance, Gtd. Notes		6.95	7/10/42	200,000	[d]	166,022

Kazakhstan Temir Zholy Finance, Gtd. Notes		6.95	7/10/42	315,000		261,485
KazMunayGas National, Sr. Unscd Notes		4.40	4/30/23	465,000		411,413
						2,175,446
Morocco—1.5%
Office Cherifien Des Phosphates, Sr. Unscd. Notes		6.88	4/25/44	1,040,000		1,084,200
Panama—.9%
AES Panama, Sr. Unscd. Bonds		6.00	6/25/22	280,000	[d]	278,600
Global Bank, Sr. Unscd. Notes		5.13	10/30/19	230,000	[d]	233,450
Panamanian Government, Sr. Unscd. Bonds, Ser. A		5.63	7/25/22	100,000		110,684
						622,734
Poland—.6%
Polish Government, Bonds, Ser. 0725	PLN	3.25	7/25/25	1,610,000		437,802

10

Bonds and Notes (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Russia—1.1%
Russian Agricultural Bank, Sr. Unscd. Notes	5.30	12/27/17	400,000		404,000
Russian Agricultural Bank, Sr. Unscd. Notes	7.75	5/29/18	335,000		357,284
					761,284
Sri Lanka—.3%
Sri Lankan Government, Sr. Unscd. Bonds	6.85	11/3/25	200,000	[d]	198,000
United Arab Emirates—.9%
DP World, Sr. Unscd Notes	6.85	7/2/37	600,000		636,750
United Kingdom—.9%
Vedanta Resources, Sr. Unscd. Notes	6.75	6/7/16	675,000		671,625
Uruguay—.3%
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	230,000		229,425
Total Bonds and Notes (cost $15,778,203)					15,335,673

Common Stocks—75.8%	Shares		Value ($)
Brazil—2.7%
Grupo BTG Pactual	116,600		867,724
Multiplus	64,000		569,877
Raia Drogasil	47,700		494,619
			1,932,220
China—20.8%
ANTA Sports Products	645,000		1,810,021
Beijing Capital International Airport, Cl. H	1,136,000		1,220,922
China Construction Bank, Cl. H	2,096,000		1,522,525
CRRC, Cl. H	889,000		1,138,979
CSPC Pharmaceutical Group	634,000		592,233
Lenovo Group	518,000		483,875
PICC Property & Casualty, Cl. H	624,000		1,425,025
Ping An Insurance Group Company of China, Cl. H	186,500		1,050,335
Shanghai Pharmaceuticals Holding, Cl. H	608,800		1,410,736
Sihuan Pharmaceutical Holdings Group	1,177,000	[e]	400,270
Sinotrans, Cl. H	1,664,000		910,299

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
China—20.8% (continued)
Tencent Holdings	145,500		2,752,084
			14,717,304
Hong Kong—2.6%
Haier Electronics Group	375,000		727,686
Sino Biopharmaceutical	920,000		1,150,208
			1,877,894
Hungary—1.7%
Richter Gedeon	72,883		1,216,542
India—5.4%
Dr. Reddy's Laboratories, ADR	7,294		472,578
ICICI Bank, ADR	171,420		1,477,640
Reliance Industries, GDR	48,166	[d]	1,382,364
Vedanta, ADR	85,694		512,450
			3,845,032
Indonesia—3.1%
Bank Negara Indonesia	3,320,500		1,153,533
Telekomunikasi Indonesia	5,288,600		1,035,503
			2,189,036
Malaysia—.6%
Malayan Banking	217,600		418,384
Mexico—7.0%
Arca Continental	96,900		618,964
Controladora Vuela Compania de Aviacion, ADR	148,540	[f]	2,523,695
Grupo Aeroportuario del Centro Norte	60,800		312,286
Grupo Aeroportuario del Pacifico, Cl. B	39,400		355,363
Grupo Financiero Banorte, Ser. O	219,200		1,173,513
			4,983,821
Peru—.8%
Credicorp	4,890		553,450
Philippines—1.6%
Metropolitan Bank & Trust	613,494		1,114,431
Russia—2.9%
Magnit, GDR	17,205		783,172
Sberbank of Russia, ADR	208,305		1,272,744
			2,055,916
Singapore—1.5%
Hutchison Port Holdings Trust	1,898,900		1,053,889

12

Common Stocks (continued)	Shares		Value ($)
South Africa—3.0%
Barclays Africa Group	78,767		1,010,840
Mediclinic International	129,324		1,136,152
			2,146,992
South Korea—10.9%
BGF Retail	7,262		1,082,882
KB Financial Group	46,514		1,474,919
Korea Investment Holdings	17,739		949,150
LG Household & Health Care	1,091		906,256
Samsung Electronics	2,047		2,463,474
SK Telecom	3,807		804,778
			7,681,459
Taiwan—4.6%
Advanced Semiconductor Engineering	608,158		708,130
China Development Financial Holding	1,023,000		275,733
Eclat Textile	52,000		767,262
Fubon Financial Holding	386,200		626,942
Largan Precision	11,000		858,965
			3,237,032
Thailand—3.4%
Jasmine Broadband Internet Infrastructure Fund, Cl. F	2,263,136		661,745
Thai Beverage	2,993,400		1,442,319
Thai Union Group	566,400		281,866
			2,385,930
Turkey—1.3%
Turkiye Halk Bankasi	245,917		923,644
United Arab Emirates—1.5%
Abu Dhabi Commercial Bank	258,720		528,287
Emaar Properties	317,401		557,374
			1,085,661
United Kingdom—.4%
Atlas Mara	46,170	[f]	277,020
Total Common Stocks (cost $54,371,880)			53,695,657

13

STATEMENT OF INVESTMENTS (continued)

Other Investment—2.1%	Shares	Values ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $1,494,487)	1,494,487[g]	1,494,487

Total Investments (cost $71,644,570)	99.6%	70,525,817
Cash and Receivables (Net)	.4%	259,033
Net Assets	100.0%	70,784,850

ADR—American Depository Receipts

GDR—Global Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
ARS—Argentine Peso
BRL—Brazilian Real
COP—Colombian Peso
PLN—Polish Zloty

b Variable rate security—interest rate subject to periodic change.
c Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.
d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $3,340,486 or 4.7% of net assets.
e The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2015, the value of this security amounted to $400,270 or .6% of net assets.
f Non-income producing security.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
			Value (%)
Financial	26.3	Information Technology	6.8
Industrial	14.9	Consumer Staples	5.0
Foreign/Governmental	15.5	Telecommunication Services	3.5
Health Care	9.0	Money Market Investment	2.1
Corporate Bonds	6.2	Energy	2.0
Consumer Discretionary	7.6	Materials	.7
			99.6

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF OPTIONS WRITTEN

October 31, 2015

	Face Amount Covered by Contracts $	Value ($)
Call Options:
Brazilian Real
December 2015 @ BRL 4.2	700,000	(3,300)
Colombian Peso
January 2016 @ COP 3,200	700,000	(5,955)
Colombian Peso
December 2015 @ COP 3,500	700,000	(81)
Hungarian Forint
December 2015 @ HUF 295	700,000	(4,127)
Malaysian Ringgit
January 2016 @ MYR 4.4	700,000	(16,157)
South African Rand
January 2016 @ ZAR 14.5	700,000	(14,414)
South African Rand
January 2016 @ ZAR 15	700,000	(7,159)
South Korean Won
November 2015 @ KRW 1,230	200,000	(25)
Turkish Lira
January 2016 @ TRY 3.1	700,000	(7,400)
Turkish Lira
November 2015 @ TRY 3.25	700,000	-
Put Options:
Brazilian Real
December 2015 @ BRL 3.5	700,000	(509)
Brazilian Real
January 2016 @ BRL 3.7	700,000	(7,400)
Chilean Peso
January 2016 @ CLP 650	700,000	(2,387)
Colombian Peso
December 2015 @ COP 2,900	700,000	(14,852)
Mexican New Peso
January 2016 @ MXN 16.1	700,000	(5,197)
South Korean Won
January 2016 @ KRW 1,100	700,000	(4,731)
Total Options Written (premiums received $127,807)		(93,694)

15

STATEMENT OF OPTIONS WRITTEN (continued)

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

HUF—Hungarian Forint

KRW—South Korean Won

MYR—Malaysian Ringgit

MXN—Mexican New Peso

TRY—Turkish Lira

ZAR—South Africa Rand

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	70,150,083	69,031,330
Affiliated issuers	1,494,487	1,494,487
Cash denominated in foreign currency	290,049	291,707
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		454,940
Dividends and interest receivable		292,056
Receivable for investment securities sold		34,504
Prepaid expenses		12,372
		71,611,396
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		101,626
Cash overdraft due to Custodian		39,112
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		302,000
Payable for investment securities purchased		235,690
Outstanding options written, at value (premiums received $127,807)—See Statement of Options Written—Note 4		93,694
Accrued expenses		54,424
		826,546
Net Assets ($)		70,784,850
Composition of Net Assets ($):
Paid-in capital		82,786,728
Accumulated undistributed investment income—net		1,988
Accumulated net realized gain (loss) on investments		(11,071,937)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions		(931,929)
Net Assets ($)		70,784,850

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	916,457	668,653	68,147,476	1,052,264
Shares Outstanding	89,216	66,030	6,621,397	102,217
Net Asset Value Per Share ($)	10.27	10.13	10.29	10.29

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest (net of $9,819 foreign taxes withheld at source)	1,455,107
Dividends (net of $141,634 foreign taxes withheld at source):
Unaffiliated issuers	1,047,297
Affiliated issuers	2,806
Total Income	2,505,210
Expenses:
Management fee—Note 3(a)	757,039
Custodian fees—Note 3(c)	86,149
Professional fees	61,060
Registration fees	54,985
Prospectus and shareholders’ reports	12,736
Shareholder servicing costs—Note 3(c)	7,582
Distribution fees—Note 3(b)	5,456
Directors’ fees and expenses—Note 3(d)	5,140
Loan commitment fees—Note 2	824
Interest expense—Note 2	251
Miscellaneous	51,132
Total Expenses	1,042,354
Less—reduction in expenses due to undertaking—Note 3(a)	(9,668)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,032,683
Investment Income—Net	1,472,527
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,779,886)
Net realized gain (loss) on options transactions	63,735
Net realized gain (loss) on financial futures	4,062
Net realized gain (loss) on swap transactions	6,922
Net realized gain (loss) on forward foreign currency exchange contracts	(58,371)
Net Realized Gain (Loss)	(8,763,538)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,155,518)
Net unrealized appreciation (depreciation) on options transactions	31,333
Net unrealized appreciation (depreciation) on financial futures	7,196
Net unrealized appreciation (depreciation) on swap transactions	(275)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	145,279
Net Unrealized Appreciation (Depreciation)	(3,971,985)
Net Realized and Unrealized Gain (Loss) on Investments	(12,735,523)
Net (Decrease) in Net Assets Resulting from Operations	(11,262,996)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	1,472,527	1,704,978
Net realized gain (loss) on investments	(8,763,538)	(6,181)
Net unrealized appreciation (depreciation) on investments	(3,971,985)	(877,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,262,996)	821,661
Dividends to Shareholders from ($):
Investment income—net:
Class A	(19,328)	(18,767)
Class C	(6,578)	(6,140)
Class I	(1,439,219)	(1,355,524)
Class Y	(15,627)	(18)
Tax return of capital:
Class A	(2,184)	-
Class C	(1,782)	-
Class I	(174,189)	-
Class Y	(1,881)	-
Total Dividends	(1,660,788)	(1,380,449)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	37,137	338,131
Class C	-	132,424
Class I	5,140,978	3,202,826
Class Y	1,292,262	611,298
Dividends reinvested:
Class A	13,272	12,007
Class C	3,480	2,420
Class I	32,469	1,191,082
Class Y	11,336	-
Cost of shares redeemed:
Class A	(239,920)	(428,084)
Class C	(33,805)	(26,346)
Class I	(6,222,559)	(5,478,376)
Class Y	(731,868)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(697,218)	(442,618)
Total Increase (Decrease) in Net Assets	(13,621,002)	(1,001,406)
Net Assets ($):
Beginning of Period	84,405,852	85,407,258
End of Period	70,784,850	84,405,852
Undistributed investment income—net	1,988	1,073,092

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	3,302	28,842
Shares issued for dividends reinvested	1,201	1,034
Shares redeemed	(21,943)	(36,159)
Net Increase (Decrease) in Shares Outstanding	(17,440)	(6,283)
Class C
Shares sold	-	11,257
Shares issued for dividends reinvested	318	210
Shares redeemed	(3,094)	(2,308)
Net Increase (Decrease) in Shares Outstanding	(2,776)	9,159
Class Ia
Shares sold	442,315	277,594
Shares issued for dividends reinvested	2,938	102,503
Shares redeemed	(538,385)	(463,597)
Net Increase (Decrease) in Shares Outstanding	(93,132)	(83,500)
Class Ya
Shares sold	116,210	53,641
Shares issued for dividends reinvested	1,026	-
Shares redeemed	(68,748)	-
Net Increase (Decrease) in Shares Outstanding	48,488	53,641

[a] During the period ended October 31, 2014, 6,804 Class I shares representing $85,258 were exchanged for 6,799 Class Y shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	12.13	12.22	11.52	11.38	12.50
Investment Operations:
Investment income—net[b]	.19	.21	.21	.21	.18
Net realized and unrealized gain (loss) on investments	(1.84)	(.13)	.51	.14	(1.30)
Total from Investment Operations	(1.65)	.08	.72	.35	(1.12)
Distributions:
Dividends from investment income—net	(.19)	(.17)	(.02)	(.21)	-
Tax return of capital	(.02)	-	-	-	-
Total Distributions	(.21)	(.17)	(.02)	(.21)	-
Net asset value, end of period	10.27	12.13	12.22	11.52	11.38
Total Return (%)[c]	(13.76)	.71	6.25	3.18	(8.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.71	1.71	1.81	2.60[e]
Ratio of net expenses to average net assets	1.60	1.60	1.61	1.65	1.65[e]
Ratio of net investment income to average net assets	1.71	1.80	1.78	1.86	2.44[e]
Portfolio Turnover Rate	125.89	97.47	99.13	100.76	52.76[d]
Net Assets, end of period ($ x 1,000)	916	1,294	1,380	738	678

a From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	11.96	12.07	11.44	11.33	12.50
Investment Operations:
Investment income—net[b]	.10	.12	.11	.13	.13
Net realized and unrealized gain (loss) on investments	(1.81)	(.14)	.52	.13	(1.30)
Total from Investment Operations	(1.71)	(.02)	.63	.26	(1.17)
Distributions:
Dividends from investment income—net	(.10)	(.09)	-	(.15)	-
Tax return of capital	(.02)	-	-	-	-
Total Distributions	(.12)	(.09)	-	(.15)	-
Net asset value, end of period	10.13	11.96	12.07	11.44	11.33
Total Return (%)[c]	(14.36)	(.03)	5.42	2.38	(9.36)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.46	2.44	2.42	2.51	3.38[e]
Ratio of net expenses to average net assets	2.35	2.35	2.36	2.40	2.40[e]
Ratio of net investment income to average net assets	.96	1.04	.92	1.15	1.76[e]
Portfolio Turnover Rate	125.89	97.47	99.13	100.76	52.76[d]
Net Assets, end of period ($ x 1,000)	669	823	720	589	524

a       From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

22

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011[a]
Per Share Data ($):
Net asset value, beginning of period	12.16	12.25	11.54	11.40	12.50
Investment Operations:
Investment income—net[b]	.21	.24	.24	.25	.19
Net realized and unrealized gain (loss) on investments	(1.84)	(.13)	.51	.12	(1.29)
Total from Investment Operations	(1.63)	.11	.75	.37	(1.10)
Distributions:
Dividends from investment income—net	(.21)	(.20)	(.04)	(.23)	-
Tax return of capital	(.03)	-	-	-	-
Total Distributions	(.24)	(.20)	(.04)	(.23)	-
Net asset value, end of period	10.29	12.16	12.25	11.54	11.40
Total Return (%)	(13.54)	.97	6.52	3.38	(8.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.36	1.35	1.34	1.45	1.88[d]
Ratio of net expenses to average net assets	1.35	1.35	1.34	1.40	1.40[d]
Ratio of net investment income to average net assets	1.96	2.04	1.97	2.15	2.54[d]
Portfolio Turnover Rate	125.89	97.47	99.13	100.76	52.76[c]
Net Assets, end of period ($ x 1,000)	68,147	81,636	83,306	69,209	52,821

a From March 25, 2011 (commencement of operations) to October 31, 2011.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.16	12.25	11.41
Investment Operations:
Investment income—net[b]	.24	.28	.06
Net realized and unrealized gain (loss) on investments	(1.87)	(.16)	.78
Total from Investment Operations	(1.63)	.12	.84
Distributions:
Dividends from investment income—net	(.22)	(.21)	–
Tax return of capital	(.02)	-	-
Total Distributions	(.24)	(.21)	–
Net asset value, end of period	10.29	12.16	12.25
Total Return (%)	(13.53)	.95	7.45[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38	1.35	1.42[d]
Ratio of net expenses to average net assets	1.30	1.33	1.35[d]
Ratio of net investment income to average net assets	2.10	2.26	1.46[d]
Portfolio Turnover Rate	125.89	97.47	99.13
Net Assets, end of period ($ x 1,000)	1,052	653	1

aFrom July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A and 40,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

25

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by

26

the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

27

NOTES TO FINANCIAL STATEMENTS (continued)

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

28

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	4,369,013	-	4,369,013
Equity Securities – Foreign Common Stocks†	53,295,387	-	400,270	53,695,657
Foreign Government	-	10,966,660	-	10,966,660
Mutual Funds	1,494,487	-	-	1,494,487
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	454,940	-	454,940
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(302,000)	-	(302,000)
Options Written	-	(93,694)	-	(93,694)

†      See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, $42,388,556 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Foreign ($)
Balance as of 10/31/2014	-
Realized gain (loss)	-
Change in unrealized apprecition (depreciation)	(269,282)
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3†	669,552
Transfers out of Level 3	-
Balance as of 10/31/2015	400,270
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2015	(269,282)

† Transfers into Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to extended trading halt following the issuer’s default.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

29

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,148,027	49,909,801	49,563,341	1,494,487	2.1

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

30

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $10,899,653 and unrealized depreciation $1,102,225.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $7,919,639 of short-term capital losses and $2,970,468 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $1,480,752 and $1,380,449, and tax return of capital $180,036 and $0, respectively.

31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, swap periodic payments and net operating losses, the fund decreased accumulated undistributed investment income-net by $1,062,879, increased accumulated net realized gain (loss) on investments by $3,262,128 and decreased paid-in capital by $2,199,249. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015, was approximately $22,500 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35%, 1.35%, 1.35% and 1.30% of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $9,668 during the period ended October 31, 2015.

During the period ended October 31, 2015, the Distributor retained $5 from commissions earned on sales of the fund's Class A shares.

32

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $5,456 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $2,734 and $1,819, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $1,396 for transfer agency services and $57 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $86,149 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $13,397 for services performed by the Chief Compliance Officer and his staff.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $59,533, Distribution Plan fees $422, Shareholder Services Plan fees $334, custodian fees $40,497, Chief Compliance Officer fees $1,059 and transfer agency fees $230, which are offset against an expense reimbursement currently in effect in the amount of $449.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2015, redemption fees charged and retained by the fund amounted to $61.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options, forward contracts and swap transactions, during the period ended October 31, 2015, amounted to $92,289,623 and $91,224,178, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial

34

margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At October 31, 2015, there were no financial futures outstanding.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related

35

NOTES TO FINANCIAL STATEMENTS (continued)

premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2015:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain(Loss) ($)
Contracts outstanding
October 31, 2014	260,000	4,064
Contracts written	20,570,000	245,135
Contracts terminated:
Contracts closed	2,720,000	41,030	43,827	(2,797)
Contracts expired	7,410,000	80,362	-	80,362
Total contracts
terminated	10,130,000	121,392	43,827	77,565
Contracts outstanding
October 31, 2015	10,700,000	127,807

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on

36

these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Indonesian Rupiah,
Expiring
11/25/2015	7,316,470,000	483,893	530,546	46,653
Polish Zloty,
Expiring
11/25/2015	3,960,000	1,065,199	1,023,881	(41,318)
South Korean Won,
Expiring
11/25/2015	1,097,425,000	922,361	961,769	39,408
Citigroup
Indian Rupee,
Expiring
11/24/2015	154,495,000	2,315,919	2,353,555	37,636
Philippine Peso,
Expiring
11/25/2015	2,450,000	52,322	52,253	(69)
Goldman Sachs International
Chilean Peso,
Expiring
11/25/2015	1,025,350,000	1,505,653	1,478,940	(26,713)
Mexican New Peso,
Expiring
11/25/2015	12,490,000	756,184	754,664	(1,520)
HSBC
Mexican New Peso,
Expiring
11/25/2015	28,830,000	1,686,380	1,741,951	55,571
JP Morgan Chase Bank
Malaysian Ringgit,
Expiring
11/25/2015	3,075,000	711,229	714,348	3,119

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
JP Morgan Chase Bank (continued)
Peruvian New Sol,
Expiring
12/18/2015	93,000	28,528	28,111	(417)
Polish Zolty,
Expiring
11/25/2015	1,065,000	282,965	275,362	(7,603)
Morgan Stanley Capital Services
Brazilian Real,
Expiring
12/2/2015	4,150,000	1,038,149	1,064,060	25,911
Chilean Peso,
Expiring
11/25/2015	798,170,000	1,165,223	1,151,261	(13,962)
Russian Ruble,
Expiring
11/25/2015	8,265,000	122,723	128,462	5,739
Nomura Securities
Indian Rupee,
Expiring
11/24/2015	128,920,000	1,974,331	1,963,949	(10,382)
Standard Chartered Bank
Brazilian Real,
Expiring
12/2/2015	5,800,000	1,520,713	1,487,120	(33,593)
Sales:
Citigroup
Brazilian Real,
Expiring
12/2/2015	845,000	204,645	216,658	(12,013)
South African Rand,
Expiring
11/25/2015	9,020,000	643,633	648,868	(5,235)
Goldman Sachs International
Brazilian Real,
Expiring
12/2/2015	1,740,000	439,505	446,136	(6,631)
Hungarian Forint,
Expiring
11/25/2015	409,320,000	1,493,675	1,447,676	45,999

38

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Goldman Sachs International (continued)
Singapore Dollar,
Expiring
11/25/2015	1,280,000	919,359	912,881	6,478
JP Morgan Chase Bank
Colombian Peso,
Expiring
11/25/2015	2,541,975,000	811,109	874,696	(63,587)
Hungarian Forint,
Expiring
11/25/2015	412,790,000	1,512,272	1,459,949	52,323
Peruvian New Sol,
Expiring
10/21/2016	8,530,000	2,452,629	2,429,174	23,455
Romanian Leu,
Expiring
11/25/2015	11,105,000	2,850,988	2,752,612	98,376
Thai Baht,
Expiring
11/25/2015	70,650,000	1,984,416	1,984,454	(38)
Turkish Lira,
Expiring
11/25/2015	3,405,000	1,112,712	1,159,027	(46,315)
Morgan Stanley Capital Services
Peruvian New Sol,
Expiring
12/18/2015	671,000	203,642	202,822	820
Nomura Securities
Indonesian Rupiah,
Expiring
11/25/2015	16,715,240,000	1,188,428	1,212,088	(23,660)
Malaysian Ringgit,
Expiring
11/25/2015	1,735,000	416,507	403,055	13,452
South Korean Won,
Expiring
11/25/2015	1,396,240,000	1,214,702	1,223,646	(8,944)
Gross Unrealized Appreciation				454,940
Gross Unrealized Depreciation				(302,000)

39

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and

40

the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2015, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Foreign exchange risk [1]	454,940	Foreign exchange risk [1,2]	(395,694)
Gross fair value of derivatives contracts	454,940		(395,694)

Statement of Assets and Liabilities location:

1 Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

2 Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[3]	Options Transactions[4]	Forward Contracts[5]	Swap Transactions[6]	Total
Interest rate	4,062	-	-	-	4,062
Foreign exchange	-	63,735	(58,371)	-	5,364
Credit	-	-	-	6,922	6,922
Total	4,062	63,735	(58,371)	6,922	16,348

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[7]	Options Transactions[8]	Forward Contracts[9]	Swap Transactions[10]	Total
Interest rate	7,196	-	-	-	7,196
Foreign exchange	-	31,333	145,279	-	176,612
Credit	-	-	-	(275)	(275)
Total	7,196	31,333	145,279	(275)	183,533

Statement of Operations location:

3      Net realized gain (loss) on financial futures.
4 Net realized gain (loss) on options transactions.
5 Net realized gain (loss) on forward foreign currency exchange contracts.

41

NOTES TO FINANCIAL STATEMENTS (continued)

6 Net realized gain (loss) on swap transactions.
7 Net unrealized appreciation (depreciation) on financial futures.
8 Net unrealized appreciation (depreciation) on options transactions.
9 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
10 Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	-	(93,694)
Forward contracts	454,940	(302,000)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	454,940	(395,694)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	454,940	(395,694)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	86,061		(41,318)	-	44,743
Citigroup	37,636		(32,326)	-	5,310
Goldman Sachs International	52,477		(34,864)	-	17,613
HSBC	55,571		-	-	55,571
JP Morgan Chase Bank	177,273		(169,202)	-	8,071
Morgan Stanley Capital Services	32,470		(13,962)	-	18,508
Nomura Securities	13,452		(13,452)	-	-
Total	454,940		(305,124)	-	149,816

42

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(41,318)		41,318	-	-
Barclays Bank	(16,157)		-	-	(16,157)
Citigroup	(32,326)		32,326	-	-
Deutsche Bank	(11,286)		-	-	(11,286)
Goldman Sachs International	(34,864)		34,864	-	-
JP Morgan Chase Bank	(169,202)		169,202	-	-
Morgan Stanley Capital Services	(13,962)		13,962	-	-
Nomura Securities	(42,986)		13,452	-	(29,534)
Standard Chartered Bank	(33,593)		-	-	(33,593)
Total	(395,694)		305,124	-	(90,570)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Interest rate financial futures	472,887
Foreign currency options contracts	36,331
Forward contracts	13,055,707

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	400,000

At October 31, 2015, the cost of investments for federal income tax purposes was $71,766,508; accordingly, accumulated net unrealized depreciation on investments was $1,240,691, consisting of $4,256,693 gross unrealized appreciation and $5,497,384 gross unrealized depreciation.

43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Total Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

44

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2015:

-the total amount of taxes paid to foreign countries was $145,130

-the total amount of income sourced from foreign countries was $2,254,034

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.

For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,679 represents the maximum amount that may be considered qualified dividend income.

45

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

46

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

48

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

49

For More Information

Dreyfus Total Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DTMAX Class C: DTMCX Class I: DTEIX Class Y: DTMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6301AR1015

Dynamic Total Return Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dynamic Total Return, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich, and Sinead Colton, Portfolio Managers, Mellon Capital Management Corporation, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dynamic Total Return Fund’s Class A shares produced a total return of 1.69%, Class C shares returned 0.95%, Class I shares returned 1.92%, and Class Y shares returned 2.05%.1 In comparison, the Morgan Stanley Capital International World Index (half-hedged) (the “MSCI World Index”) produced a total return of 3.72%, and the Citigroup World Government Bond Index (half-hedged) (the “CWGB Index”) returned -0.09% for the same period. The hybrid index, which is composed of 60% MSCI World Index and 40% CWGB Index (the “Hybrid Index”), returned 2.42% for the same period.2

Modest gains from global stocks and generally flat returns from bonds over the reporting period masked heightened volatility amid diverging regional monetary policies. The fund produced a positive total return as gains in international stocks and global sovereign bonds were offset by shortfalls in U.S. stocks, high yield bonds, and tactical currency positions.

The Fund’s Investment Approach

The fund seeks total return by normally investing in instruments that provide investment exposure to global equity, bond, currency, commodities markets, and in fixed-income securities. The overall asset allocation of the fund is determined through a combination of bottom-up fundamental based valuation and a top-down macro-economic assessment. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. Our quantitative, long/short, relative value investment approach is designed to identify and exploit relative misevaluations across and within major developed capital markets such as the United States, Canada, Japan, Australia, and many Western European countries as well as emerging markets.

Monetary Policies Drove Market Performance

Global equities advanced moderately over the reporting period despite bouts of volatility stemming from plummeting commodity prices, the Greek debt crisis, and an economic slowdown in China. Diverging monetary policies and varying growth prospects across the world’s major economies added to market volatility. European and Japanese central banks eased their monetary policies, but policymakers in the United States signaled an upcoming move to higher short-term interest rates. Meanwhile, economic slowdowns, low commodity prices, and a strengthening U.S. dollar produced sharp declines for stocks in the emerging markets.

Global bonds generally rallied early in the reporting period when major central banks adopted more accommodative policies, but the rally was interrupted when investors anticipated higher short-term interest rates in the United States. While international bonds in developed markets generally produced positive absolute returns in local currency terms for

3

DISCUSSION OF FUND PERFORMANCE (continued)

the reporting period, unhedged gains were erased for U.S. investors by an appreciating U.S. dollar.

Fund Strategies Produced Mixed Results

Significant exposure to global equities helped the fund participate in the MSCI World Index’s modest gains. Overweighted allocations to non-U.S. developed markets, on a currency hedged basis, added the most value to relative performance, particularly a long position in Japanese equities and a short position in U.K. stocks. Moreover, the fund held minimal exposure to declines in emerging-market equites and commodities over the reporting period. On a more negative note, a long position in U.S. stocks undermined relative performance after the Federal Reserve Board ended its quantitative easing program just prior to the reporting period.

The fund’s bond allocations also added a degree of value, mainly due to overweighted positions in U.S. Treasuries and U.K. gilts. The fund further benefited by holding no emerging-market debt securities during the reporting period. However, a small allocation to high yield bonds detracted slightly from the fund’s total return.

Our currency hedging strategies generally helped cushion the impact of heightened market volatility as the U.S. dollar strengthened, but certain tactical currency positions proved less effective. Long positions in the New Zealand dollar and Japanese yen particularly hindered relative results. In contrast, the fund fared better through short positions in the euro and U.K. pound.

We employed futures contracts to establish exposures to global stocks and bonds, and we used currency forward contracts to set our currency strategies during the reporting period.

More Long-Short Opportunities Emerge

We continue to expect moderate global economic growth and muted inflation. However, due to increased risk in equity markets as global growth trends and monetary policies change, we have reduced the fund’s allocation to equities. In addition, a heavy concentration of energy and mining companies led us to establish short exposure to the U.K. stock market. Among bonds, we have continued to employ U.S. Treasuries to balance the fund’s allocation to equities, but we have adopted a short position in German government bonds with 10-year maturities due to low yields. Finally, we have attempted to limit exposure to foreign currency risk by hedging back to the U.S. dollar through short positions in the British pound, euro, New Zealand dollar, and Norwegian krone.

November 16, 2015

Equity securities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and

4

bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: FactSet – Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. The Citigroup World Government Bond (CWGB) Index is a market-capitalization weighted index which includes select designated government bond markets of developed countries. The Hybrid index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% CWGB Index. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dynamic Total Return Fund Class A shares, Class C shares, Class I shares and Class Y shares with the Morgan Stanley Capital International World Index (half-hedged), the Citigroup World Government Bond Index 1 + World Index (half-hedged) and the Hybrid Index

†     Source: FactSet
†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dynamic Total Return Fund on 5/2/06 (inception date) to a $10,000 investment made on that date in each of the following: the Morgan Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60% MSCI Index and 40% CWGB Index (the “Hybrid Index”). Returns assume all dividends and capital gain distributions are reinvested.

The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets. The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East and includes net dividends reinvested. The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	5/2/06	-4.17%	5.29%	2.74%
without sales charge	5/2/06	1.69%	6.54%	3.38%
Class C shares
with applicable redemption charge †	5/2/06	-0.05%	5.75%	2.61%
without redemption	5/2/06	0.95%	5.75%	2.61%
Class I shares	5/2/06	1.92%	6.89%	3.72%
Class Y shares	7/1/13	2.05%	6.96%††	3.59%††
Morgan Stanley Capital International World Index (half-hedged)	4/30/06	3.72%	10.09%	4.71%†††
Citigroup World Government Bond Index 1 + World Index (half-hedged)	4/30/06	-0.09%	1.57%	4.11%†††
Hybrid Index	4/30/06	2.42%	6.80%	4.80%†††

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†      The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.
††† For comparative purposes, the value of the Indices as of 4/30/06 is used as the beginning value on 5/2/06.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dynamic Total Return Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.31	$ 10.97	$ 5.99	$ 5.60
Ending value (after expenses)	$946.10	$942.80	$947.60	$948.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 7.58	$ 11.37	$ 6.21	$ 5.80
Ending value (after expenses)	$1,017.69	$1,013.91	$1,019.06	$1,019.46

†  Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.24% for Class C, 1.22% for Class I and 1.14% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 1.0%	Shares		Value ($)
Exchange-Traded Funds - 1.0%
SPDR Barclays High Yield Bond ETF (cost $15,988,058)	399,912		14,584,790

Options Purchased - 5.1%	Number of Contracts/ Face Amount Covered by Contracts($)		Value ($)
Call Options - 5.0%
Swiss Market Index Futures, December 2015 @ CHF 8,588	1,110		480,413
Swiss Market Index Futures, December 2015 @ CHF 8,752	2,230		683,755
Swiss Market Index Futures, December 2015 @ CHF 8,816	360		94,344
U.S. Treasury 10 Year Note Futures, December 2015 @ 116	5,769,000		67,515,328
			68,773,840
Put Options - .1%
S&P 500 Index Futures, December 2015 @ 1,875	149,500		1,091,350
S&P 500 Index Futures, November 2015 @ 1,875	119,250		196,763
Swiss Market Index Futures, December 2015 @ CHF 8,820	880		133,541
Swiss Market Index Futures, December 2015 @ CHF 8,840	220		35,010
			1,456,664
Total Options Purchased (cost $72,204,282)			70,230,504
Short-Term Investments - 75.4%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.07%, 3/17/16	27,775,000	[a]	27,764,501
0.05%, 4/7/16	341,996,000		341,768,573
0%, 3/10/16	300,000,000		299,903,100
0.21%, 2/11/16	330,194,000		330,126,971
0.03%, 2/25/16	42,955,000	[a]	42,944,347

Total Short-Term Investments (cost $1,042,822,128)			1,042,507,492

9

STATEMENT OF INVESTMENTS (continued)

Other Investment - 18.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $251,700,815)	251,700,815	[b]	251,700,815
Total Investments (cost $1,382,715,283)	99.7%		1,379,023,601
Cash and Receivables (Net)	.3%		3,884,189
Net Assets	100.0%		1,382,907,790

CHF—Swiss Franc
ETF—Exchange-Traded Fund
a Held by or on behalf of a counterparty for open financial futures contracts.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Short-Term/Money Market Investments	93.6
Options Purchased	5.1
Exchange-Traded Fund	1.0
99.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 10/31/2015 ($)

Financial Futures Long
Amsterdam Exchange Index	289	29,320,130	November 2015	1,729,962
ASX SPI 200	578	53,953,206	December 2015	219,546
CAC 40 10 Euro	878	47,265,708	November 2015	2,279,138
DAX	503	149,613,157	December 2015	8,162,210
Hang Seng	469	68,632,080	November 2015	(1,067,149)
IBEX 35 Index	363	41,055,749	November 2015	1,070,837
Japanese 10 Year Bond	144	177,282,174	December 2015	851,035
Japanese 10 Year Mini Bond	37	4,554,554	December 2015	26,705
Long Gilt	954	173,172,442	December 2015	(894,964)
S&P/Toronto Stock Exchange 60 Index	313	37,935,332	December 2015	338,482
Standard & Poor's 500	120	62,211,000	December 2015	2,373,330
Standard & Poor's 500 E-mini	3,324	344,648,940	December 2015	18,947,641
Topix	1,443	186,369,064	December 2015	14,593,577
U.S. Treasury 10 Year Notes	795	101,511,563	December 2015	(644,189)
Financial Futures Short
Australian 10 Year Bond	704	(64,942,357)	December 2015	(677,253)
Canadian 10 Year Bond	87	(9,348,042)	December 2015	(408,868)
Euro-Bond	2,531	(437,549,220)	December 2015	(7,871,209)
FTSE 100	975	(94,992,908)	December 2015	(4,252,133)
FTSE/MIB Index	185	(22,827,476)	December 2015	(168,581)
Gross Unrealized Appreciation				50,592,463
Gross Unrealized Depreciation				(15,984,346)

See notes to financial statements.

11

STATEMENT OF OPTIONS WRITTEN

October 31, 2015

	Number of Contracts	Value ($)
Call Options:
Swiss Market Index Futures,
December 2015 @ CHF 8,820	880	(232,453)
Swiss Market Index Futures,
December 2015 @ CHF 8,840	220	(55,125)
Put Options:
Swiss Market Index Futures,
December 2015 @ CHF 8,588	1,110	(97,822)
Swiss Market Index Futures,
December 2015 @ CHF 8,752	2,230	(285,578)
Swiss Market Index Futures,
December 2015 @ CHF 8,816	360	(53,383)
Total Options Written (premiums received $1,356,261)		(724,361)

CHF—Swiss Franc
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,131,014,468	1,127,322,786
Affiliated issuers	251,700,815	251,700,815
Cash		3,072,568
Cash denominated in foreign currency	451,634	440,717
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		14,865,152
Receivable for shares of Common Stock subscribed		4,375,682
Receivable for futures variation margin—Note 4		1,265,010
Unrealized appreciation on swap agreements—Note 4		311,178
Receivable for investment securities sold		247,068
Cash collateral—Note 4		60,000
Dividends and interest receivable		25,164
Prepaid expenses		53,441
		1,403,739,581
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,455,662
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		10,653,346
Payable for shares of Common Stock redeemed		4,275,370
Payable for investment securities purchased		3,476,133
Outstanding options written, at value (premiums received $1,356,261)—See Statement of Options Written—Note 4		724,361
Accrued expenses		246,919
		20,831,791
Net Assets ($)		1,382,907,790
Composition of Net Assets ($):
Paid-in capital		1,407,019,634
Accumulated investment (loss)—net		(12,080,090)
Accumulated net realized gain (loss) on investments		(48,065,697)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions (including $34,608,117 net unrealized appreciation on financial futures)		36,033,943
Net Assets ($)		1,382,907,790

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	268,599,946	141,903,967	489,361,007	483,042,870
Shares Outstanding	17,186,575	9,558,154	30,723,975	30,358,266
Net Asset Value Per Share ($)	15.63	14.85	15.93	15.91

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	128,151
Cash dividends (net of $612 foreign taxes withheld at source):
Unaffiliated issuers	923,517
Affiliated issuers	167,710
Total Income	1,219,378
Expenses:
Management fee—Note 3(a)	10,723,076
Shareholder servicing costs—Note 3(c)	1,021,211
Distribution fees—Note 3(b)	601,271
Registration fees	154,798
Directors’ fees and expenses—Note 3(d)	77,914
Professional fees	69,892
Custodian fees—Note 3(c)	49,882
Prospectus and shareholders’ reports	49,375
Loan commitment fees—Note 2	11,069
Miscellaneous	28,599
Total Expenses	12,787,087
Less—reduction in fees due to earnings credits—Note 3(c)	(28)
Net Expenses	12,787,059
Investment (Loss)—Net	(11,567,681)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,712,542)
Net realized gain (loss) on options transactions	(16,584,295)
Net realized gain (loss) on financial futures	7,851,807
Net realized gain (loss) on swap transactions	(1,496,501)
Net realized gain (loss) on forward foreign currency exchange contracts	(15,760,644)
Net Realized Gain (Loss)	(36,702,175)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	960,753
Net unrealized appreciation (depreciation) on options transactions	203,041
Net unrealized appreciation (depreciation) on financial futures	27,028,553
Net unrealized appreciation (depreciation) on swap transactions	26,870
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	4,560,745
Net Unrealized Appreciation (Depreciation)	32,779,962
Net Realized and Unrealized Gain (Loss) on Investments	(3,922,213)
Net (Decrease) in Net Assets Resulting from Operations	(15,489,894)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment (loss)—net	(11,567,681)	(4,322,640)
Net realized gain (loss) on investments	(36,702,175)	64,435,902
Net unrealized appreciation (depreciation) on investments	32,779,962	(24,046,357)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,489,894)	36,066,905
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(33,270)
Class I	-	(628,541)
Class Y	-	(2)
Total Dividends	-	(661,813)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	266,485,465	40,057,426
Class C	132,899,289	15,587,424
Class I	555,886,892	137,367,144
Class Y	151,343,233	384,980,303
Dividends reinvested:
Class A	-	32,504
Class I	-	237,305
Cost of shares redeemed:
Class A	(47,238,345)	(12,168,271)
Class C	(11,200,243)	(2,474,623)
Class I	(126,279,767)	(339,962,820)
Class Y	(61,328,324)	(8,075,499)
Increase (Decrease) in Net Assets from Capital Stock Transactions	860,568,200	215,580,893
Total Increase (Decrease) in Net Assets	845,078,306	250,985,985
Net Assets ($):
Beginning of Period	537,829,484	286,843,499
End of Period	1,382,907,790	537,829,484
Accumulated investment (loss)—net	(12,080,090)	(4,115,011)

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2015	2014
Capital Share Transactions:
Class A
Shares sold	16,605,743	2,732,324
Shares issued for dividends reinvested	-	2,272
Shares redeemed	(2,986,569)	(821,361)
Net Increase (Decrease) in Shares Outstanding	13,619,174	1,913,235
Class C
Shares sold	8,694,888	1,095,711
Shares redeemed	(746,954)	(174,197)
Net Increase (Decrease) in Shares Outstanding	7,947,934	921,514
Class Ia
Shares sold	34,065,593	9,286,176
Shares issued for dividends reinvested	-	16,332
Shares redeemed	(7,935,554)	(22,351,907)
Net Increase (Decrease) in Shares Outstanding	26,130,039	(13,049,399)
Class Ya
Shares sold	9,358,270	25,396,758
Shares redeemed	(3,869,466)	(527,370)
Net Increase (Decrease) in Shares Outstanding	5,488,804	24,869,388

[a] During the period ended October 31, 2014, 19,474,202 Class I shares representing $297,371,067 were exchanged for 19,512,537 Class Y shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.36	14.18	12.49	11.74	11.39
Investment Operations:
Investment (loss)—net[a]	(.22)	(.19)	(.01)	(.03)	(.04)
Net realized and unrealized gain (loss) on investments	.49[b]	1.38	1.65	.78	.39
Payment by affiliate	-	-	.05	-	-
Total from Investment Operations	.27	1.19	1.69	.75	.35
Distributions:
Dividends from investment income—net	-	(.01)	-	-	-
Net asset value, end of period	15.63	15.36	14.18	12.49	11.74
Total Return (%)[c]	1.69	8.42	13.53[d]	6.39	3.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.54	1.65	1.85	1.88
Ratio of net expenses to average net assets	1.49	1.50	1.50	1.85	1.88
Ratio of net investment (loss) to average net assets	(1.41)	(1.30)	(.04)	(.21)	(.38)
Portfolio Turnover Rate	165.55	124.10	1.74	1.65	4.78
Net Assets, end of period ($ x 1,000)	268,600	54,798	23,462	14,913	18,797

a Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
c Exclusive of sales charge.
d The total return would have been 13.13% had a reimbursement for a trade error not been made by Mellon Capital.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.70	13.66	12.12	11.48	11.22
Investment Operations:
Investment (loss)—net[a]	(.33)	(.29)	(.10)	(.12)	(.13)
Net realized and unrealized gain (loss) on investments	.48[b]	1.33	1.59	.76	.39
Payment by affiliate	-	-	.05	-	-
Total from Investment Operations	.15	1.04	1.54	.64	.26
Net asset value, end of period	14.85	14.70	13.66	12.12	11.48
Total Return (%)[c]	.95	7.61	12.71[d]	5.58	2.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.24	2.30	2.44	2.62	2.63
Ratio of net expenses to average net assets	2.24	2.25	2.25	2.62	2.63
Ratio of net investment (loss) to average net assets	(2.16)	(2.08)	(.78)	(.98)	(1.12)
Portfolio Turnover Rate	165.55	124.10	1.74	1.65	4.78
Net Assets, end of period ($ x 1,000)	141,904	23,672	9,409	7,704	9,180

a       Based on average shares outstanding.
b In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the    portfolio investments.
c Exclusive of sales charge.
d The total return would have been 12.29% had a reimbursement for a trade error not been made by Mellon Capital.
See notes to financial statements.

18

	Year Ended October 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.61	14.39	12.65	11.84	11.44
Investment Operations:
Investment income (loss)—net[a]	(.19)	(.14)	.03	.02	.00[b]
Net realized and unrealized gain (loss) on investments	.51[c]	1.39	1.67	.79	.40
Payment by affiliate	-	-	.05	-	-
Total from Investment Operations	.32	1.25	1.75	.81	.40
Distributions:
Dividends from investment income—net	-	(.03)	(.01)	-	-
Net asset value, end of period	15.93	15.61	14.39	12.65	11.84
Total Return (%)	1.92	8.77	13.82[d]	6.84	3.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.21	1.29	1.47	1.49
Ratio of net expenses to average net assets	1.22	1.21	1.25	1.47	1.49
Ratio of net investment income (loss) to average net assets	(1.15)	(.94)	.20	.13	.01
Portfolio Turnover Rate	165.55	124.10	1.74	1.65	4.78
Net Assets, end of period ($ x 1,000)	489,361	71,731	253,971	123,269	49,400

a      Based on average shares outstanding.
b Amount represents less than $.01 per share.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d The total return would have been 13.42% had a reimbursement for a trade error not been made by Mellon Capital.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	15.59	14.39	13.45
Investment Operations:
Investment (loss)—net[b]	(.15)	(.17)	(.01)
Net realized and unrealized gain (loss) on investments	.47[c]	1.40	.90
Payment by affiliate	-	-	.05
Total from Investment Operations	.32	1.23	.94
Distributions:
Dividends from investment income—net	-	(.03)	-
Net asset value, end of period	15.91	15.59	14.39
Total Return (%)	2.05	8.56	6.99[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.16	1.31[f]
Ratio of net expenses to average net assets	1.14	1.16	1.25[f]
Ratio of net investment (loss) to average net assets	(.96)	(1.14)	(.18)[f]
Portfolio Turnover Rate	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	483,043	387,629	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Not annualized.
e The total return would have been 6.62% had a reimbursement for a trade error not been made by Mellon Capital.
f Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

21

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if

22

there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Exchange-Traded Funds	14,584,790	-	-	14,584,790
Mutual Funds	251,700,815	-	-	251,700,815
U.S. Treasury	-	1,042,507,492	-	1,042,507,492
Other Financial Instruments:
Financial Futures†	50,592,463	-	-	50,592,463
Forward Foreign Currency Exchange Contracts†	-	14,865,152	-	14,865,152
Options Purchased	68,803,441	1,427,063	-	70,230,504
Swaps†	-	311,178	-	311,178
Liabilities ($)
Other Financial Instruments:
Financial Futures†	(15,984,346)	-	-	(15,984,346)
Forward Foreign Currency Exchange Contracts†	-	(10,653,346)	-	(10,653,346)
Options Written	-	(724,361)	-	(724,361)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

24

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2014	0
Realized gain (loss)	(42,200)
Change in unrealized appreciation (depreciation)	42,200
Purchases/issuances	-
Sales/dispositions	0
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2015	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2015	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

25

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	104,603,982	1,563,385,133	1,416,288,300	251,700,815	18.2

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $29,694,770 and

26

unrealized appreciation $17,339,477. In addition, the fund deferred for tax purposes late year ordinary losses of $11,756,551 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. If not applied, $13,436,527 of the carryover expires in fiscal year 2017. The fund has $8,894,856 of post-enactment short-term capital losses and $7,363,387 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $0 and $661,813, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, net operating losses and swap periodic payments, the fund increased accumulated undistributed investment income-net by $3,602,602, increased accumulated net realized gain (loss) on investments by $2,753,308 and decreased paid-in capital by $6,355,910. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on

27

NOTES TO FINANCIAL STATEMENTS (continued)

rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2015, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2014 through March 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets. During the period ended October 31, 2015, there was no reduction in expenses, pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2015, the Distributor retained $200,038 from commissions earned on sales of the fund’s Class A shares and $39,022 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2015, Class C shares were charged $601,271 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, Class A and Class C shares were charged $397,417 and $200,424, respectively, pursuant to the Shareholder Services Plan.

28

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2015, the fund was charged $10,249 for transfer agency services and $481 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $28.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2015, the fund was charged $49,882 pursuant to the custody agreement.

During the period ended October 31, 2015, the fund was charged $11,159 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,252,279, Distribution Plan fees $87,403, Shareholder Services Plan fees $84,859, custodian fees $24,989, Chief Compliance Officer fees $882 and transfer agency fees $5,250.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions, forward contracts and swap transactions, during the period ended October 31, 2015, amounted to $88,497,235 and $85,378,548, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC

29

NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, values of equities, or as a substitute for an investment. The fund is subject to market riskand interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

30

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2015:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain(Loss) ($)
Contracts outstanding
October 31, 2014	2,940	562,383
Contracts written	20,588	7,615,121
Contracts terminated:
Contracts closed	18,728	6,821,243	3,732,750	3,088,493
Contracts outstanding
October 31, 2015	4,800	1,356,261

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign

31

NOTES TO FINANCIAL STATEMENTS (continued)

currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
12/16/2015	34,481,790	24,129,563	24,529,550	399,987
British Pound,
Expiring
12/16/2015	32,186,330	49,142,820	49,608,481	465,661
Canadian Dollar,
Expiring
12/16/2015	28,952,000	22,309,726	22,135,273	(174,453)
Japanese Yen,
Expiring
12/16/2015	421,980,300	3,489,692	3,499,911	10,219
Norwegian Krone,
Expiring
12/16/2015	79,282,000	9,748,810	9,323,666	(425,144)

32

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Bank of Montreal
Australian Dollar,
Expiring
12/16/2015	30,812,491	22,033,191	21,919,296	(113,895)
British Pound,
Expiring
12/16/2015	7,960,069	12,211,342	12,268,778	57,436
Japanese Yen,
Expiring
12/16/2015	239,091,200	1,979,592	1,983,026	3,434
Swiss Franc,
Expiring
12/16/2015	5,465,730	5,640,996	5,538,800	(102,196)
BNP Paribas
Australian Dollar,
Expiring
12/16/2015	27,672,199	20,073,055	19,685,364	(387,691)
British Pound,
Expiring
12/16/2015	1,663,792	2,555,418	2,564,387	8,969
Canadian Dollar,
Expiring
12/16/2015	28,515,600	22,107,893	21,801,623	(306,270)
Japanese Yen,
Expiring
12/16/2015	176,653,725	1,462,686	1,465,169	2,483
Swiss Franc,
Expiring
12/16/2015	12,485,600	13,134,068	12,652,516	(481,552)
Citigroup
Australian Dollar,
Expiring
12/16/2015	46,158,628	32,814,115	32,836,184	22,069
British Pound,
Expiring
12/16/2015	44,857,128	68,987,565	69,137,861	150,296
Canadian Dollar,
Expiring
12/16/2015	15,029,796	11,343,577	11,491,042	147,465
Japanese Yen,
Expiring
12/16/2015	2,588,683,850	21,424,536	21,470,585	46,049

33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Citigroup (continued)
Norwegian Krone,
Expiring
12/16/2015	1,350,362	160,006	158,804	(1,202)
Swiss Franc,
Expiring
12/16/2015	27,778,080	28,691,462	28,149,437	(542,025)
Credit Suisse International
Australian Dollar,
Expiring
12/16/2015	26,943,405	19,125,588	19,166,917	41,329
British Pound,
Expiring
12/16/2015	5,300,705	8,034,083	8,169,926	135,843
Canadian Dollar,
Expiring
12/16/2015	24,328,235	18,663,715	18,600,170	(63,545)
Japanese Yen,
Expiring
12/16/2015	348,533,025	2,885,895	2,890,738	4,843
Norwegian Krone,
Expiring
12/16/2015	69,595,580	8,261,664	8,184,530	(77,134)
Swiss Franc,
Expiring
12/16/2015	6,242,800	6,587,386	6,326,258	(261,128)
Deutsche Bank
Australian Dollar,
Expiring
12/16/2015	6,034,270	4,221,781	4,292,641	70,860
British Pound,
Expiring
12/16/2015	12,230,000	18,756,038	18,849,982	93,944
Swiss Franc,
Expiring
12/16/2015	21,868,000	22,549,654	22,160,347	(389,307)
Goldman Sachs International
Swiss Franc,
Expiring
12/16/2015	458,477	473,927	464,606	(9,321)

34

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
HSBC
Australian Dollar,
Expiring
12/16/2015	58,507,203	41,340,334	41,620,675	280,341
Canadian Dollar,
Expiring
12/16/2015	98,995,000	74,422,421	75,686,700	1,264,279
Euro,
Expiring
12/16/2015	10,064,000	11,365,355	11,075,785	(289,570)
Japanese Yen,
Expiring
12/16/2015	4,497,123,401	37,238,940	37,299,213	60,273
Swedish Krona,
Expiring
12/16/2015	128,136,000	15,310,560	15,015,533	(295,027)
Swiss Franc,
Expiring
12/16/2015	43,337,000	44,614,655	43,916,359	(698,296)
Royal Bank of Canada
Australian Dollar,
Expiring
12/16/2015	21,942,150	15,787,048	15,609,140	(177,908)
British Pound,
Expiring
12/16/2015	13,297,530	20,337,681	20,495,355	157,674
Japanese Yen,
Expiring
12/16/2015	477,496,000	3,953,652	3,960,359	6,707
Swiss Franc,
Expiring
12/16/2015	16,397,190	16,926,132	16,616,399	(309,733)
Societe Generale
Australian Dollar,
Expiring
12/16/2015	13,224,300	9,252,249	9,407,462	155,213
Japanese Yen,
Expiring
12/16/2015	841,973,000	6,971,735	6,983,337	11,602
UBS
Australian Dollar,
Expiring
12/16/2015	22,395,690	15,947,601	15,931,777	(15,824)

35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
UBS (continued)
British Pound,
Expiring
12/16/2015	16,671,446	25,476,884	25,695,540	218,656
Canadian Dollar,
Expiring
12/16/2015	40,410,569	30,804,084	30,895,930	91,846
Japanese Yen,
Expiring
12/16/2015	995,213,980	8,236,679	8,254,321	17,642
Norwegian Krone,
Expiring
12/16/2015	136,802,058	16,219,660	16,088,099	(131,561)
Swiss Franc,
Expiring
12/16/2015	15,188,800	15,832,057	15,391,854	(440,203)
WestPac
Australian Dollar,
Expiring
12/16/2015	52,566,600	37,399,064	37,394,667	(4,397)
Japanese Yen,
Expiring
12/16/2015	370,738,620	3,069,707	3,074,912	5,205
Sales:
Bank of America
British Pound,
Expiring
12/16/2015	5,761,790	8,852,380	8,880,592	(28,212)
Euro,
Expiring
12/16/2015	34,799,000	39,423,092	38,297,522	1,125,570
Bank of Montreal
British Pound,
Expiring
12/16/2015	22,084,240	33,930,933	34,038,227	(107,294)
Canadian Dollar,
Expiring
12/16/2015	91,069	69,042	69,627	(585)
Euro,
Expiring
12/16/2015	8,625,050	9,708,011	9,492,170	215,841

36

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Bank of Montreal (continued)
Japanese Yen,
Expiring
12/16/2015	2,177,860,328	18,037,380	18,063,208	(25,828)
New Zealand Dollar,
Expiring
12/16/2015	4,900,290	3,230,443	3,306,440	(75,997)
Norwegian Krone,
Expiring
12/16/2015	31,839,000	3,867,782	3,744,308	123,474
Swedish Krona,
Expiring
12/16/2015	16,981,800	2,024,849	1,990,001	34,848
Swiss Franc,
Expiring
12/16/2015	8,858,090	9,051,382	8,976,511	74,871
BNP Paribas
British Pound,
Expiring
12/16/2015	21,579,830	33,288,320	33,260,785	27,535
Canadian Dollar,
Expiring
12/16/2015	3,027,780	2,295,308	2,314,891	(19,583)
Euro,
Expiring
12/16/2015	5,872,000	6,690,997	6,462,342	228,655
Japanese Yen,
Expiring
12/16/2015	1,147,936,232	9,498,333	9,521,001	(22,668)
Norwegian Krone,
Expiring
12/16/2015	8,770,720	1,065,329	1,031,448	33,881
Swiss Franc,
Expiring
12/16/2015	4,395,910	4,489,517	4,454,678	34,839
Citigroup
Australian Dollar,
Expiring
12/16/2015	308,919	216,703	219,758	(3,055)
British Pound,
Expiring
12/16/2015	29,443,037	45,219,794	45,380,270	(160,476)

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Citigroup (continued)
Canadian Dollar,
Expiring
12/16/2015	4,203,000	3,200,808	3,213,407	(12,599)
Euro,
Expiring
12/16/2015	52,636,778	59,258,225	57,928,623	1,329,602
Japanese Yen,
Expiring
12/16/2015	2,122,324,946	17,559,252	17,602,597	(43,345)
New Zealand Dollar,
Expiring
12/16/2015	6,189,840	4,076,071	4,176,555	(100,484)
Norwegian Krone,
Expiring
12/16/2015	85,461,344	10,369,074	10,050,364	318,710
Swedish Krona,
Expiring
12/16/2015	63,939,604	7,618,919	7,492,721	126,198
Swiss Franc,
Expiring
12/16/2015	33,774,237	34,598,536	34,225,754	372,782
Credit Suisse International
Australian Dollar,
Expiring
12/16/2015	15,921,210	11,195,795	11,325,982	(130,187)
British Pound,
Expiring
12/16/2015	22,526,940	34,697,354	34,720,556	(23,202)
Canadian Dollar,
Expiring
12/16/2015	12,327,390	9,345,162	9,424,915	(79,753)
Euro,
Expiring
12/16/2015	10,206,505	11,494,044	11,232,617	261,427
Japanese Yen,
Expiring
12/16/2015	735,630,970	6,076,782	6,101,335	(24,553)
Norwegian Krone,
Expiring
12/16/2015	35,709,360	4,337,345	4,199,467	137,878

38

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Credit Suisse International (continued)
Swiss Franc,
Expiring
12/16/2015	2,193,245	2,249,921	2,222,566	27,355
Deutsche Bank
Euro,
Expiring
12/16/2015	26,055,000	29,432,823	28,674,443	758,380
New Zealand Dollar,
Expiring
12/16/2015	18,840,000	11,896,932	12,712,170	(815,238)
Goldman Sachs International
British Pound,
Expiring
12/16/2015	10,047,909	15,437,557	15,486,746	(49,189)
Canadian Dollar,
Expiring
12/16/2015	16,564,606	12,557,839	12,664,482	(106,643)
HSBC
Australian Dollar,
Expiring
12/16/2015	80,931,000	56,348,777	57,572,447	(1,223,670)
British Pound,
Expiring
12/16/2015	15,187,400	23,327,314	23,408,194	(80,880)
Canadian Dollar,
Expiring
12/16/2015	6,131,630	4,648,907	4,687,942	(39,035)
Euro,
Expiring
12/16/2015	41,746,000	46,916,873	45,942,939	973,934
Norwegian Krone,
Expiring
12/16/2015	306,921,920	36,716,867	36,094,414	622,453
Swedish Krona,
Expiring
12/16/2015	20,070,000	2,413,710	2,351,890	61,820
Swiss Franc,
Expiring
12/16/2015	2,663,600	2,786,548	2,699,209	87,339

39

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Royal Bank of Canada
Canadian Dollar,
Expiring
12/16/2015	42,051,278	31,879,562	32,150,336	(270,774)
Euro,
Expiring
12/16/2015	25,875,150	29,096,606	28,476,511	620,095
New Zealand Dollar,
Expiring
12/16/2015	33,947,693	21,936,809	22,905,990	(969,181)
Norwegian Krone,
Expiring
12/16/2015	199,345,000	24,213,735	23,443,229	770,506
Societe Generale
Canadian Dollar,
Expiring
12/16/2015	4,237,800	3,212,657	3,240,013	(27,356)
Standard Chartered Bank
British Pound,
Expiring
12/16/2015	4,208,000	6,465,209	6,485,750	(20,541)
UBS
Australian Dollar,
Expiring
12/16/2015	31,295,871	21,969,169	22,263,161	(293,992)
British Pound,
Expiring
12/16/2015	20,324,650	31,305,206	31,326,188	(20,982)
Canadian Dollar,
Expiring
12/16/2015	8,252,300	6,243,531	6,309,302	(65,771)
Euro,
Expiring
12/16/2015	28,327,726	31,819,781	31,175,657	644,124
Japanese Yen,
Expiring
12/16/2015	3,591,610,030	29,683,832	29,788,871	(105,039)
Norwegian Krone,
Expiring
12/16/2015	177,028,280	21,480,886	20,818,754	662,132
Swedish Krona,
Expiring
12/16/2015	69,324,280	8,254,847	8,123,720	131,127

40

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
UBS (continued)
Swiss Franc,
Expiring
12/16/2015	29,206,883	29,964,166	29,597,341	366,825
WestPac
British Pound,
Expiring
12/16/2015	8,858,760	13,644,070	13,653,922	(9,852)
Euro,
Expiring
12/16/2015	6,543,000	7,433,051	7,200,801	232,250
Swedish Krona,
Expiring
12/16/2015	56,909,520	6,819,034	6,668,905	150,129
Swiss Franc,
Expiring
12/16/2015	22,824,097	23,509,472	23,129,225	380,247
Gross Unrealized Appreciation				14,865,152
Gross Unrealized Depreciation				(10,653,346)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate

41

NOTES TO FINANCIAL STATEMENTS (continued)

swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open total return swaps entered into by the fund at October 31, 2015:

OTC Total Return Swaps

Pay/Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation ($)
Receive	20,765,354	TRS SPDR Barclays High Yield Bond ETF	Citigroup	12/16/2015	132,268
Receive	10,151,563	TRS SPDR Barclays High Yield Bond ETF	Citigroup	12/16/2015	62,047
Receive	8,351,160	TRS SPDR Barclays High Yield Bond ETF	Citigroup	12/16/2015	51,320
Receive	11,302,442	TRS SPDR Barclays High Yield Bond ETF	Citigroup	12/16/2015	65,543

Gross Unrealized Appreciation					311,178

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

42

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1,2]	68,393,068	Interest rate risk [1]	(10,496,483)
Equity risk [1,2,3]	52,741,077	Equity risk [1,4]	(6,212,224)
Foreign exchange risk [5]	14,865,152	Foreign exchange risk [5]	(10,653,346)
Gross fair value of derivatives contracts	135,999,297		(27,362,053)

Statement of Assets and Liabilities location:

1 Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2 Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
3 Unrealized appreciation on swap agreements.
4 Outstanding options written, at value.
5 Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[6]	Options Transactions[7]	Forward Contracts[8]	Swap Transactions[9]	Total
Equity	(17,458,523)	(22,935,004)	-	(1,496,501)	(41,890,028)
Interest rate	25,310,330	6,350,709	-	-	31,661,039
Foreign exchange	-	-	(15,760,644)	-	(15,760,644)
Total	7,851,807	(16,584,295)	(15,760,644)	(1,496,501)	(25,989,633)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[10]	Options Transactions[11]	Forward Contracts[12]	Swap Transactions[13]	Total
Equity	38,154,618	(4,699,239)	-	26,870	33,482,249
Interest rate	(11,126,065)	4,902,280	-	-	(6,223,785)
Foreign exchange	-	-	4,560,745	-	4,560,745
Total	27,028,553	203,041	4,560,745	26,870	31,819,209

Statement of Operations location:

        6 Net realized gain (loss) on financial futures.
7 Net realized gain (loss) on options transactions.
8 Net realized gain (loss) on forward foreign currency exchange contracts.
9 Net realized gain (loss) on swap transactions.
10 Net unrealized appreciation (depreciation) on financial futures.
11 Net unrealized appreciation (depreciation) on options transactions.
12 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
13 Net unrealized appreciation (depreciation) on swap transactions.

43

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	50,592,463	(15,984,346)
Options	70,230,504	(724,361)
Forward contracts	14,865,152	(10,653,346)
Swaps	311,178	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	135,999,297	(27,362,053)
Derivatives not subject to
Master Agreements	(120,004,579)	16,643,848
Total gross amount of assets
and liabilities subject to
Master Agreements	15,994,718	(10,718,205)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	2,001,437		(627,809)	-		1,373,628
Bank of Montreal	509,904		(425,795)	-		84,109
BNP Paribas	336,362		(336,362)	-		-
Citigroup	2,824,349		(863,186)	(260,000)		1,701,163
Deutsche Bank	923,184		(923,184)	-		-
Goldman Sachs International	168,551		(168,551)	-		-
HSBC	3,350,439		(2,626,478)	-		723,961
Morgan Stanley Capital Services	1,258,512		(436,783)	-		821,729
Royal Bank of Canada	1,554,982		(1,554,982)	-		-
Societe Generale	166,815		(27,356)	-		139,459
UBS	2,132,352		(1,073,372)	-		1,058,980
WestPac	767,831		(14,249)	-		753,582
Total	15,994,718		(9,078,107)	(260,000)		6,656,611

44

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(627,809)		627,809	-		-
Bank of Montreal	(425,795)		425,795	-		-
BNP Paribas	(1,217,764)		336,362	-		(881,402)
Citigroup	(863,186)		863,186	-		-
Deutsche Bank	(1,204,545)		923,184	-		(281,361)
Goldman Sachs International	(452,731)		168,551	60,000		(224,180)
HSBC	(2,626,478)		2,626,478	-		-
Morgan Stanley Capital Services	(436,783)		436,783	-		-
Royal Bank of Canada	(1,727,596)		1,554,982	-		(172,614)
Societe Generale	(27,356)		27,356	-		-
Standard Chartered Bank	(20,541)		-	-		(20,541)
UBS	(1,073,372)		1,073,372	-		-
WestPac	(14,249)		14,249	-		-
Total	(10,718,205)		9,078,107	60,000		(1,580,098)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Equity financial futures	714,422,793
Interest rate financial futures	605,806,494
Equity options contracts	4,574,746
Interest rate options contracts	41,704,891
Forward contracts	863,225,965

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2015:

Average Notional Value ($)
Equity total return swap agreements	30,830,956

At October 31, 2015, the cost of investments for federal income tax purposes was $1,376,093,924; accordingly, accumulated net unrealized

45

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $2,929,677, consisting of $5,832,219 gross unrealized appreciation and $2,902,542 gross unrealized depreciation.

NOTE 5—Pending Legal Matters

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609). The complaint alleges that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger in or around December, 2007 constitute constructive and/or intentional “fraudulent transfers” under applicable state law, and seeks to recover from the former Lyondell shareholders the payments received for the shares.

On January 14, 2014, the Court issued a decision and order granting in part, and denying in part, defendants’ motion to dismiss the complaint. On April 9, 2014, plaintiff filed a Third Amended Complaint continuing to assert constructive and intentional fraudulent transfer claims under applicable state law. On August 1, 2014, defendants moved to dismiss the Third Amended Complaint, and oral arguments on the motion were held on January 14, 2015. On November 18, 2015, the Court granted defendants’ motion to dismiss the intentional fraudulent transfer claim, and denied the motion to dismiss the constructive fraudulent transfer claim.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation. Consequently, at this time, management is unable to estimate the possible loss that may result.

46

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dynamic Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dynamic Total Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dynamic Total Return Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

48

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

50

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

51

NOTES

52

NOTES

53

For More Information

Dynamic Total Return Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation

200 Park Avenue

New York, NY 10166

Ticker Symbols: Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 6140AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,589 in 2014 and $163,578 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $50,800 in 2014 and $25,092 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2014 and $ -0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $27,254 in 2014 and $18,170 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $ -0- in 2014 and $ -0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,722 in 2014 and $121 in 2015. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $ -0-  in 2014 and $ -0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,822,186 in 2014 and $19,591,507 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:  December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:  December 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date: December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)